Exhibit 10.4

MASTER

LAND AND BUILDING LEASE

(Pool 2) *

between

GTY-Pacific Leasing, LLC,

a Delaware limited liability company,

as LANDLORD

and

Apro, LLC,

a Delaware limited liability company

as TENANT

June 3, 2015

*	Confidential treatment requested for portions of this document. Portions for which confidential treatment is requested are denoted by [***]. Material omitted has been separately filed with the Securities and Exchange Commission.

MASTER LAND AND BUILDING LEASE

(Pool 2)

-i-

ARTICLE 37	QUIET ENJOYMENT SUBJECT TO DILIGENCE MATTERS	43

ARTICLE 38	NO MERGER OF TITLE	43

ARTICLE 39	BROKERS	43

ARTICLE 40	CALIFORNIA PROVISIONS	43

Schedule 1	Defined Terms

Schedule 2	Base Rent Allocated Amounts/Adjustment Amounts

Schedule 13.03	Information of Existing USTs

Schedule 22.05	Subleases

Exhibit A	Location/Address/Legal Description of Demised Properties

Exhibit B	Form of SNDA

Exhibit C	Form of Tenant’s Estoppel Certificate

Exhibit D	Form of Memorandum of Lease

Exhibit E	Form of Landlord Assignment Lease Agreement

MASTER LAND AND BUILDING LEASE

(Pool 2)

-ii-

MASTER

LAND AND BUILDING LEASE

THIS MASTER LAND AND BUILDING LEASE (this “Lease”) is made and entered into as of June 3, 2015 (the “Commencement Date”), by and between GTY-Pacific Leasing, LLC, a Delaware limited liability company (“Landlord”) and Apro, LLC, a Delaware limited liability company (“Tenant”).

R E C I T A L S

A. Landlord owns (i) good and indefeasible title in fee simple to the land described on Exhibit A attached hereto (collectively, the “Land”) and (ii) all improvements and other structures located on any of the Land; any rights of way, easements, parking covenants, entitlements, privileges and other rights appurtenant to the Land, including regarding any street adjoining any portion of the Land and any air and development rights related to the Land; and any and all fixtures at or on the Land, including all of the machinery, equipment and systems at or on any of the Land (collectively, “Building Equipment”), including the following (but specifically excluding any of the following that are not “fixtures” pursuant to applicable Law and excluding any Tenant Equipment that constitutes a “fixture” pursuant to applicable Law): built-in equipment; compressors; appliances; engines; electrical, plumbing, heating, ventilating, and air conditioning machinery; fire sprinklers and fire suppression equipment; lighting (including emergency lighting); security cameras and systems; paging and sound systems; walk-in coolers, refrigerated cases, built-in shelving; awnings, and supports for signs (all of the foregoing in this clause (ii), collectively, “Improvements”). The Land and all Improvements thereon are collectively referred to herein as “Demised Properties” and each individually as a “Demised Property.”

B. The personal property, trade fixtures and equipment owned or leased by Tenant located at any Demised Properties and used in connection with the operation of the business at the Demised Properties (other than the Building Equipment but including underground storage tanks, aboveground storage tanks, piping, fill and vent ports associated with such underground and aboveground storage tanks, fuel dispensers, display cases, counters, shelves, racks and billboards regardless of whether any of the foregoing constitute “fixtures” pursuant to applicable Law) are referred to herein collectively as the “Tenant Equipment.” The term “Tenant Equipment” shall include without limitation, with respect to each Demised Property, all of the foregoing, whether now or hereafter owned or acquired by Tenant, or in which Tenant has any interest (whether unattached or attached by bolts and screws and/or by utility connections or otherwise), and all additions to, substitutions for and replacements of the foregoing in this Recital B.

C. Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, the Demised Properties so that Tenant may, in accordance with and subject to the terms, conditions and restrictions of this Lease, operate (or cause the operation of) a convenience food store and/or retail automobile fuel station or another Permitted Use at each Demised Property.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

D. Notwithstanding any other provision of this Lease, this Lease constitutes a single and indivisible lease of all the Demised Properties collectively, and is not an aggregation of leases for the separate Demised Properties. The parties expressly intend that from an economic point of view the Demised Properties leased pursuant to this Lease constitute one economic unit. Neither Landlord nor Tenant would have entered into this Lease except as a single and indivisible lease, and the rental herein has been established on the basis of the specific structure of the subject transaction and the economic benefits and risk profile of the transaction as a whole, and not based on the valuation or price of any individual Demised Property. Except as expressly provided in this Lease for specific isolated purposes (and in such cases only to the extent expressly so stated), all provisions of this Lease, including definitions, commencement and expiration dates, rental provisions, use provisions, renewal provisions, breach, default, enforcement, termination, and subletting provisions, shall apply equally and uniformly to the Demised Properties as one unit and are not severable. Tenant’s rights to any one Demised Property are dependent on Tenant’s full performance of its obligations as to every other Demised Property, and consideration supporting any agreements under this Lease regarding any Demised Property also supports the agreements under this Lease regarding all other Demised Properties.

NOW, THEREFORE, in consideration of the lease of the Demised Properties and the rents, covenants and conditions herein set forth, and with reference to the definitions of various terms used herein as set forth on Schedule 1 hereto, Landlord and Tenant do hereby covenant, promise and agree as follows:

ARTICLE 1 DEMISE OF PREMISES

Subject to the terms and conditions contained herein, Landlord does hereby lease unto Tenant, and Tenant does hereby lease from Landlord, for the term hereinafter provided in Article 2, the Demised Properties for the use thereof by Tenant, Tenant’s employees, customers and invitees.

ARTICLE 2 TERM

Section 2.01

(a) This Lease shall commence on the Commencement Date and terminate on June 3, 2035 (the “Original Lease Term”), unless sooner terminated as hereinafter set forth. The “Lease Term,” as such term is used herein, means the Original Lease Term as extended (or as may be extended) pursuant to Section 2.02 below, unless sooner terminated as hereinafter set forth.

(b) This Lease shall be deemed to be in full force and effect upon the Commencement Date. Tenant shall be deemed to be in possession of the Demised Properties upon the Commencement Date.

Section 2.02

(a) Tenant shall have the option to extend the term of this Lease for up to three (3) separate option periods upon and subject to the terms set forth below in this Section 2.02. The first option period (the “First Option Period”) shall commence at the expiration of the Original Lease Term. The second option period (the “Second Option Period”) shall commence at the expiration of the First Option Period. The third option period (the “Third Option Period”) shall commence at the expiration of the Second Option Period. The First Option Period, the Second Option Period, and the Third Option Period are sometimes referred to herein collectively as the “Option Periods” and individually as an

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

“Option Period.” Each Option Period shall continue for a period of five (5) years from and after the commencement date of such Option Period except for the Third Option Period which shall continue for a period of four (4) years and eleven (11) months from and after the commencement date of such Option Period. Except as otherwise expressly provided herein, all of the terms and conditions of this Lease applicable to the Original Lease Term shall continue to apply during each Option Period. In no event shall Tenant have any options to extend the term of this Lease except as expressly provided herein. A notice delivered by Tenant to Landlord in order to extend the term of this Lease for any Option Period pursuant to the terms hereof is referred to herein as an “Extension Notice”.

(b) To extend the Lease Term for the First Option Period for all the Demised Properties subject to this Lease at the date of Tenant’s delivery to Landlord of an Extension Notice for the First Option Period: (i) Tenant must and shall deliver to Landlord such Extension Notice not earlier than fifteen (15) months prior to the expiration of the Original Lease Term and not later than twelve (12) months prior to the expiration of the Original Lease Term; (ii) as of the date such Extension Notice is delivered to Landlord, and as of the date the First Option Period is scheduled to commence, there shall be no existing Event of Default under this Lease; and (iii) Tenant must and shall deliver the Other Lease Extension Notices for the Other Lease First Option Periods.

(c) To extend the Lease Term for the First Option Period for some, but not all, Demised Properties subject to this Lease at the date of Tenant’s delivery to Landlord of an Extension Notice for the first Option Period (a “PE First Option Period”, and such option, a “PE First Option”): (i) Tenant must and shall deliver to Landlord such Extension Notice not earlier than fifteen (15) months prior to the expiration of the Original Lease Term and not later than twelve (12) months prior to the expiration of the Original Lease Term; (ii) such Extension Notice shall list the Demised Properties that Tenant desires be subject to such extension (the “PE First Option Extension Properties”); provided, however, that the PE First Option Extension Properties together with the Other Lease First PE Option Extension Properties (described in such extension notices delivered concurrently with the Extension Notice) shall in no event include less than sixty-nine (69) Portfolio Properties; and (iii) as of the date such Extension Notice is delivered to Landlord, and as of the date the First Option Period is scheduled to commence, there shall be no existing Event of Default under this Lease.

(d) To extend the Lease Term for the Second Option Period for all the Demised Properties subject to this Lease at the date of Tenant’s delivery to Landlord of an Extension Notice for the Second Option Period: (i) Tenant must have validly extended this Lease for the First Option Period (whether such First Option Period is for all Demised Properties under this Lease or a PE First Option Period); (ii) Tenant must and shall deliver to Landlord such Extension Notice not earlier than fifteen (15) months prior to the expiration of the First Option Period and not later than twelve (12) months prior to the expiration of the First Option Period; (iii) as of the date such Extension Notice is delivered to Landlord, and as of the date the Second Option Period is scheduled to commence, there shall be no existing Event of Default under this Lease and (iv) Tenant must and shall deliver the Other Lease Extension Notices for the Other Lease Second Option Periods.

(e) To extend the Lease Term for the Second Option Period for some, but not all, Demised Properties subject to this Lease at the date of Tenant’s delivery to Landlord of an Extension Notice for the Second Option Period (a “PE Second Option Period”, and such option, a “PE Second Option”): (i) Tenant must have validly extended this Lease for the First Option Period (whether such

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

First Option Period is for all Demised Properties under this Lease or a PE First Option Period); (ii) Tenant must and shall deliver to Landlord such Extension Notice not earlier than fifteen (15) months prior to the expiration of the First Option Period and not later than twelve (12) months prior to the expiration of the First Option Period; (iii) such Extension Notice shall list the Demised Properties that Tenant desires be subject to such extension (the “PE Second Option Extension Properties”); provided, however, that the PE Second Option Extension Properties together with the Other Lease Second PE Option Extension Properties (described in such extension notices delivered concurrently with the Extension Notice) shall in no event include less than sixty-nine (69) Portfolio Properties; and (iv) as of the date such Extension Notice is delivered to Landlord, and as of the date the Second Option Period is scheduled to commence, there shall be no existing Event of Default under this Lease.

(f) To extend the Lease Term for the Third Option Period for all the Demised Properties subject to this Lease at the date of Tenant’s delivery to Landlord of an Extension Notice for the Third Option Period: (i) Tenant must have validly extended this Lease for the Second Option Period (whether such Second Option Period is for all Demised Properties under this Lease or a PE Second Option Period); (ii) Tenant must and shall deliver to Landlord such Extension Notice not earlier than fifteen (15) months prior to the expiration of the Second Option Period and not later than twelve (12) months prior to the expiration of the Second Option Period; (iii) as of the date such Extension Notice is delivered to Landlord, and as of the date the Third Option Period is scheduled to commence, there shall be no existing Event of Default under this Lease; and (iv) Tenant must and shall deliver the Other Lease Extension Notices for the Other Lease Third Option Periods.

(g) To extend the Lease Term for the Third Option Period for some, but not all, Demised Properties subject to this Lease at the date of Tenant’s delivery to Landlord of an Extension Notice for the Third Option Period (a “PE Third Option Period”, and such option, a “PE Third Option”): (i) Tenant must have validly extended this Lease for the Second Option Period (whether such Second Option Period is for all Demised Properties under this Lease or a PE Second Option Period); (ii) Tenant must and shall deliver to Landlord such Extension Notice not earlier than fifteen (15) months prior to the expiration of the Second Option Period and not later than twelve (12) months prior to the expiration of the Second Option Period; (iii) such Extension Notice shall list the Demised Properties that Tenant desires be subject to such extension (the “PE Third Option Extension Properties”); provided, however, that the PE Third Option Extension Properties together with the Other Lease Third PE Option Extension Properties (described in such extension notices delivered concurrently with the Extension Notice) shall in no event include less than sixty-nine (69) Portfolio Properties; and (iv) as of the date such Extension Notice is delivered to Landlord, and as of the date the Third Option Period is scheduled to commence, there shall be no existing Event of Default under this Lease.

(h) Without limiting anything contained in Section 36.02 hereof, time is of the strictest essence in the performance of each provision of this Section 2.02. Either party, upon request of the other, shall execute and acknowledge, in form suitable for recording, an instrument confirming any Option Period, with Tenant paying all applicable recording costs.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

ARTICLE 3 RENT

Section 3.01 Rent. Tenant shall pay all Base Rent and Additional Rent, from and after the Commencement Date and thereafter throughout the Lease Term, without offset, deduction, or abatement, except as may be otherwise expressly provided herein. Notwithstanding the foregoing, any amounts due by Tenant to Landlord hereunder for which no due date is expressly specified herein shall be due within fifteen (15) days following the delivery to Tenant by Landlord of written notice of such amounts due. Except as otherwise expressly provided herein, in the event of nonpayment by Tenant of any Rent, Landlord shall have the same rights and remedies in respect thereof regardless of whether such Rent is Base Rent or Additional Rent. All payments of Rent due to Landlord shall be paid to Landlord (at its election from time to time) in one of the following manners: (a) by electronic deposit into an account designated by Landlord (a “Landlord’s Account”), (b) by mail at Landlord’s address set forth in Article 17, or (c) by mail to any other place in the United States designated by Landlord upon at least thirty (30) days’ prior written notice to Tenant.

Section 3.02 Base Rent.

(a) The following terms shall have the following meanings:

(i) “Base Date” means: (A) if the Commencement Date is the first day of a calendar month, the Commencement Date, and (B) if the Commencement Date is other than the first day of a calendar month, the first day of the first calendar month occurring after the Commencement Date.

(ii) “First Subsequent Adjustment Date” means the tenth (10th) anniversary of the Base Date.

(iii) “First Subsequent Base Rent Escalation” [***]1.

(iv) “Initial Adjustment Dates” means, collectively, each anniversary of the Base Date, through and including the fifth (5th) anniversary of the Base Date.

(v) “Initial Base Rent Escalation” [***]1.

(vi) “Option Period Adjustment Dates” means, collectively: (A) in the event the option for a First Option Period is timely exercised as provided in Article 2, the twentieth (20th) anniversary of the Base Date, (B) in the event the option for a Second Option Period is timely exercised as provided in Article 2, the twenty-fifth (25th) anniversary of the Base Date and (C) in the event the option for a Third Option Period is timely exercised as provided in Article 2, the thirtieth (30th) anniversary of the Base Date.

(vii) “Option Period Base Rent Escalation” [***]1.

(viii) “PE Option” means any of the PE First Option, the PE Second Option or the PE Third Option.

(ix) “PE Option Base Rent” means, for any PE Option Period, the product of:

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

(A) an amount equal to (i) the aggregate Base Rent for all of the Demised Properties that are subject to this Lease immediately prior to the applicable Option Period Adjustment Date (the “Current Demised Properties”), minus (ii) the aggregate of the Adjustment Amounts, as set forth on Schedule 2 hereto, for each of the Current Demised Properties that were not included in the PE Option Extension Properties designated in the Extension Notice applicable to such PE Option Period (which Adjustment Amounts shall be increased by the cumulative percentage increase in the Base Rent pursuant to Section 3.02 since the Commencement Date);

multiplied by

(B) 107.5%.

(x) “PE Option Extension Properties” means any of the PE First Option Extension Properties, the PE Second Option Extension Properties or the PE Third Option Extension Properties.

(xi) “PE Option Period” means any of the PE First Option Period, the PE Second Option Period or the PE Third Option Period.

(xii) “Second Subsequent Adjustment Date” means the fifteenth (15th) anniversary of the Base Date.

(xiii) “Second Subsequent Base Rent Escalation” [***]1.

(b) The base rent amount for the Demised Properties for each month of the Lease Term shall be $412,334.52 (allocated to the Demised Properties as set forth in Schedule 2 attached hereto and incorporated herein), as increased as hereinafter provided (“Base Rent”) (it being understood that such allocation is solely for the purpose of any PE Option exercise under this Section 3.02). Tenant shall pay to Landlord Base Rent, in advance, without demand therefor, on or before the first day of each and every calendar month during the Lease Term, and if the Commencement Date is not the first day of a calendar month, Tenant shall pay to Landlord pro-rated Base Rent on the Commencement Date for the partial calendar month in which the Commencement Date occurs.

(c) Subject to the terms of this Section, (i) on each of the Initial Adjustment Dates, the Base Rent shall increase by the Initial Base Rent Escalation, and such increased Base Rent shall apply for the ensuing one-year period (except the increased Base Rent as of the fifth (5th) anniversary of the Base Date shall apply for the ensuing five-year period); (ii) on the First Subsequent Adjustment Date, the Base Rent shall increase by the First Subsequent Base Rent Escalation, and such increased Base Rent shall apply for the ensuing five-year period; (iii) on the Second Subsequent Adjustment Date, the Base Rent shall increase by the Second Subsequent Base Rent Escalation, and such increased Base Rent shall apply for the ensuing five-year period; and (iv) on each of the Option Period Adjustment Dates, the Base Rent shall increase by the Option Period Base Rent Escalation, and such increased Base Rent shall apply for the ensuing five-year period except for such increased Base Rent for the Third Option Period which shall apply for the ensuing four-year and eleven-month period. For the avoidance of doubt, the parties acknowledge that Base Rent for any PE Option Period shall be determined as provided in clause (d) of this Section 3.02 (and not this clause (c) of this Section 3.02).

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

(d) On each of the Option Period Adjustment Dates, the Base Rent shall increase whereby the Base Rent for each year of any PE Option Period shall be the PE Option Base Rent applicable to such PE Option Period, and such increased Base Rent shall apply for the ensuing five-year period except for such increased Base Rent for the PE Third Option Period which shall apply for the ensuing four-year and eleven-month period. After delivery to Landlord by Tenant of a timely and valid exercise of a PE Option, and not later than thirty (30) days prior to the commencement of the applicable PE Option Period, Landlord shall calculate the PE Option Base Rent for each year of such PE Option Period and notify Tenant of such calculation, which shall be binding on the parties absent manifest error.

Section 3.03 Additional Rent.

(a) If by applicable Law, any general or special assessment or like charge may be paid in installments without any penalty whatsoever, then such assessment may be paid in such installments, and Tenant shall only be liable for the portion thereof that is allocable or attributable to the Lease Term or any portion thereof. If such assessment or charge may be payable in installments with interest, Tenant may pay such assessment or charge in installments, together with all interest thereon.

(b) Tenant shall pay all Real Estate Taxes [***]1.

(c) Tenant shall have the right to undertake an action or proceeding against the applicable collecting authority seeking an abatement of Real Estate Taxes or a reduction in the valuation of the Demised Properties and/or contest the applicability of any Real Estate Taxes (including, without limitation, a reduction in the value of any Demised Properties under the terms of Proposition 8 (as adopted by the voters of the State of California in the November 1978 election)); provided, however, that Tenant delivers to Landlord prior written notice of any such action or proceeding by Tenant, and that Tenant has paid timely (and continues to pay timely) all Real Estate Taxes as provided in this Lease to the extent required by applicable Law. In any instance where any such permitted action or proceeding is being undertaken by Tenant, (i) Landlord shall cooperate reasonably with Tenant, at no cost or expense to Landlord, execute any and all documents approved by Landlord and reasonably required in connection therewith, and, to the extent required by the collecting authority, agrees to file at Tenant’s request any action or proceeding against the collecting authority in its own name, and (ii) Tenant shall provide Landlord with all information reasonably requested by Landlord with respect to such action or proceeding within five (5) days after receipt of Landlord’s written request. Tenant shall be entitled to any refund (after the deduction therefrom of all expenses incurred by Landlord in connection therewith) of any Real Estate Taxes (including penalties or interest thereon) received by Tenant or Landlord, whether or not such refund was a result of actions or proceedings instituted by Tenant, to the extent such refund relates to Real Estate Taxes that are the responsibility of Tenant pursuant to this Section 3.03.

(d) Tenant shall be solely responsible for, and shall pay directly to the applicable service providers, the cost of all utility services provided to the Demised Properties throughout the Lease Term. Notwithstanding the foregoing, upon the occurrence of both of the following events, Tenant shall pay to Landlord the cost of any and all utility services provided to the Demised Properties in lieu of payment directly to the applicable service providers: (i) delivery to Tenant of a written request therefor from Landlord, and (ii) any Default under this Section 3.03(d) by Tenant, or any Event of Default. Funds paid by Tenant to Landlord pursuant to the immediately preceding sentence shall be used only for the payment of the cost of utility services to the Demised Properties. If Tenant fails to pay the appropriate party (Landlord or the service providers, as provided herein) all such costs when due hereunder, then Tenant shall, without limiting any other remedies available to Landlord, reimburse Landlord for any and all penalties or interest, or portion thereof, paid or incurred by Landlord as a result of such nonpayment or late payment by Tenant.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

(e) Without limiting any of Tenant’s other obligations set forth in this Article, Tenant shall pay to Landlord, with each payment due to Landlord hereunder (and as a part of Rent due hereunder), all sales and excise tax on rental income and all other similar taxes imposed with respect to rental or other payments under this Lease in the nature of a sales tax, occupancy tax, commercial rents tax or the like, whether imposed by a federal, state or local taxing authority. To the extent permitted by applicable Law, Tenant may pay any such tax directly to the taxing authority, provided (i) Tenant establishes such right to Landlord’s satisfaction prior to making any such payment, and (ii) Tenant, within ten (10) days after any such payment, delivers to Landlord written evidence satisfactory to Landlord that such payment has been made. For the avoidance of doubt, Tenant shall not be responsible for (i) any income taxes imposed on Landlord, (ii) any franchise taxes of Landlord measured by net income or net worth, or (iii) any transfer taxes imposed with respect to the sale, exchange or other disposition by Landlord, in whole or in part, of the Demised Properties or Landlord’s interest in this Lease (unless such sale, exchange or other disposition by Landlord is to Tenant or an Affiliate of Tenant, or is otherwise made at Tenant’s request).

ARTICLE 4 USE

Section 4.01 Tenant shall use and occupy the Demised Properties as convenience stores with retail motor fuel sales in compliance with all zoning regulations, building codes and all applicable Law. Any change in the current use of the Demised Properties shall be prohibited unless Tenant obtains Landlord’s prior written approval, which approval shall be given or withheld in Landlord’s reasonable discretion; provided, however, that Tenant shall be permitted, without Landlord’s consent but subject to compliance with all zoning regulations, building codes and all applicable Law, to add (i) fast food restaurant and/or coffee shop operations within the existing building on any Demised Property, (ii) a car wash and/or (iii) a fast lube or quick oil change facility; and provided, further, that such uses shall be in addition to and not in substitution for the uses prescribed in the first sentence of this paragraph.

Section 4.02 Notwithstanding any other provision of this Article, Tenant shall not use, or suffer or permit any Person (including any subtenant) to use, the Demised Properties or any portion thereof for any purpose in violation of any applicable Law, or in violation of any covenants or restrictions of record. From the Commencement Date and thereafter throughout the Lease Term, Tenant shall conduct its business in a commercially reasonable and reputable manner with respect to each of the Demised Properties and in compliance with the terms and provisions of this Lease. The character of the occupancy of the Demised Properties is an additional consideration and a material inducement for the granting of this Lease by Landlord to Tenant.

Section 4.03 Without limitation, no provision of this Article 4 shall limit any of the covenants of Tenant contained in Article 22.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

ARTICLE 5 PERFORMANCE OF OBLIGATIONS; ACCEPTANCE OF DEMISED PROPERTIES

Tenant hereby represents, warrants and covenants to Landlord that Tenant has the right and lawful authority to enter into this Lease and perform Tenant’s obligations hereunder. Tenant acknowledges that it has (a) had access to the Demised Properties prior to execution of this Lease, (b) had the opportunity to perform all tests, studies, inspections and investigations (including any investigations regarding zoning and use issues regarding all Demised Properties) it desired, and (c) evaluated the Demised Properties as to the Demised Properties’ suitability for Tenant’s intended operations thereon. Tenant hereby accepts each Demised Property in its AS IS condition existing on the date Tenant executes this Lease, subject to (x) all applicable Law, (y) all private easements and restrictions, governing and regulating the use, operation or maintenance of the Demised Properties, whether or not of record (collectively, the “Diligence Matters”), and (z) all matters disclosed by this Lease, and by any exhibits attached hereto. Tenant waives to the fullest extent allowed by Law any rights to notice by Landlord regarding the condition of the Demised Properties, whether at law or in equity, and hereby waives any rights and remedies thereunder based in any alleged or actual failure of Landlord to provide any such notices. Tenant acknowledges that (i) neither Landlord nor any of its Affiliates has made any representation or warranty as to the suitability of any Demised Property for the conduct of the Tenant’s business, and (ii) Tenant is entering into this Lease solely on the basis of its own investigations and familiarity with the Demised Properties and not on the basis of any representation, warranty, covenant, agreement, undertaking, promise, statement, arrangement or understanding by, on behalf of, or with, Landlord or any of its Affiliates, except as expressly set forth in this Lease.

ARTICLE 6 ALTERATIONS

Subject to the provisions of this Article 6, Tenant shall have no right to make alterations or additions to the Improvements (collectively, “Alterations”) at any Demised Property that involve structural changes without prior written consent of Landlord, which Landlord agrees it will not withhold unreasonably; provided, however, in no event shall any Alterations be made that, after completion, would: (i) reduce the value of the Improvements as they existed prior to the time that said Alterations are made; or (ii) adversely affect the structural integrity of the Improvements. Tenant may install new underground storage tanks (including all vent and fill ports and associated piping), and any above-ground storage tanks. Any above-ground storage tanks shall include secondary containment sufficient to prevent spills, overfills or tank ruptures from causing a Release. Any and all Alterations made by Tenant shall be at Tenant’s sole cost and expense. Prior to the commencement of any Alterations (other than Minor Projects), Tenant shall deliver promptly to Landlord detailed cost estimates for any such proposed Alterations, as well as all drawings, plans and other information regarding such Alterations (such estimates, drawings, plans and other information are collectively referred to herein as the “Alteration Information”). Landlord’s review and/or approval (if required) of any Alteration Information shall in no event constitute any representation or warranty by Landlord regarding: (x) the compliance of any Alteration Information with any applicable Law, (y) the presence or absence of any defects in any Alteration Information, or (z) the safety or quality of any of the Alterations constructed in accordance with any plans or other Alteration Information. Landlord’s review and/or approval of any of the Alteration Information shall not preclude recovery by Landlord against Tenant based upon the Alterations, the Alteration Information, or any defects therein. In the event that Landlord’s consent is

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

required for particular Alterations, Tenant shall request Landlord’s consent to such Alterations in writing [***]1. and Landlord will endeavor to respond to such request within fifteen (15) Business Days following receipt of the same. [***]1. Any such consent given or deemed given by Landlord shall be applicable only to the Alteration Information for which it was given. Any material changes to the applicable Alteration Information (including, without limitation, those required for necessary governmental approvals) shall require separate notice to and consent of Landlord in accordance with the procedures of this paragraph. In making any and all Alterations, Tenant also shall comply with all of the following requirements:

(a) No Alterations shall be undertaken until Tenant shall have (i) procured and paid for, so far as the same may be required by applicable Law, all necessary permits and authorizations of all Governmental Authorities having jurisdiction over such Alterations, and (ii) delivered to Landlord at least five (5) Business Days prior to commencing any such Alterations written evidence acceptable to Landlord, in its reasonable discretion, of all such permits and authorizations. Landlord shall, to the extent required by applicable Law (but at no cost, expense, or risk of loss to Landlord), join in the application for such permits or authorizations whenever necessary, promptly upon written request of Tenant.

(b) Any and all structural Alterations of the Improvements shall be performed under the supervision of a reputable architect and/or structural engineer with experience in the supervision of similar type Alterations.

(c) Except for Minor Projects, Tenant shall notify Landlord at least thirty (30) days prior to commencing any Alterations, and Tenant shall permit Landlord access to the relevant Demised Properties in order to post and keep posted thereon such notices as may be provided or required by applicable Law to disclaim responsibility for any construction on the relevant Demised Properties. In addition, Landlord may require Tenant to file or record any such notices, or other similar notices, each in form and substance reasonably satisfactory to Landlord, in accordance with local law or custom.

(d) Any and all Alterations shall be conducted and completed in a commercially reasonable time period, in a good and workmanlike manner, and in compliance with all applicable Law, permits, and requirements of all Governmental Authorities having jurisdiction over the relevant Demised Properties, and of the local Board of Fire Underwriters, if any; and, upon completion of any and all Alterations, Tenant shall obtain and deliver to Landlord a copy of the amended certificate of occupancy for the relevant Demised Properties, if required under applicable Law or by any Governmental Authority. If any Alterations involve the generation, handling, treatment, storage, disposal, permitting, abatement or reporting of Hazardous Materials, Tenant shall prepare and retain any and all records, permits, reports and other documentation necessary or advisable to document and evidence all such Hazardous Materials were handled in compliance with applicable Law. To the extent reasonably practicable, any and all Alterations shall be made and conducted so as not to disrupt Tenant’s business.

(e) The cost of any and all Alterations shall be promptly paid by Tenant so that the Demised Properties at all times shall be free of any and all liens for labor and/or materials supplied for any Alterations. Tenant shall provide Landlord promptly with evidence satisfactory to Landlord that all contractors, subcontractors or materialmen have been paid in full with respect to such Alterations and that their lien rights have been waived or released. In the event any such lien shall nonetheless be filed, Tenant shall, within sixty (60) days after Tenant’s receipt of notice of such lien, discharge the same by

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

bond or payment of the amount due the lien claimant. Tenant may in good faith contest any such lien, provided that within such sixty (60) day period Tenant provides Landlord with a surety bond or other form of security reasonably acceptable to Landlord protecting against said lien. In the event Tenant fails to either discharge such lien or protect against such lien in accordance with the foregoing, then (i) Landlord shall have the right (but not the obligation) to pay such lien or post a bond to protect against such lien and pass through such costs to Tenant as Additional Rent; and (ii) such failure shall constitute an Event of Default. If Landlord exercises its right to, and does, pay such lien or post a bond, in addition to any other remedies available to Landlord under this Lease, Tenant agrees to pay Landlord, as Additional Rent, the sum equal to the amount of the lien thus discharged by Landlord or the cost of such bond, plus all costs and expenses, including reasonable attorneys’ and paralegals’ fees and court costs, incurred by Landlord in discharging such lien.

(f) The interest of Landlord in the Demised Properties shall not be subject in any way to any liens for improvements to or other work performed to the Demised Properties by or on behalf of Tenant. Tenant shall have no power or authority to create any lien or permit any lien to attach to the present estate, reversion, or other interest of Landlord in the Demised Properties. All contracts entered into by Tenant with mechanics, materialmen, contractors, laborers, artisans, suppliers, and other parties contracting with Tenant, its representatives or contractors with respect to the Demised Properties shall include a notice that they must look solely to Tenant to secure payment for any labor, services or materials furnished or to be furnished to Tenant, or to anyone holding any of the Demised Properties through or under Tenant during the term of this Lease.

ARTICLE 7 REPAIRS AND MAINTENANCE

Except as otherwise provided in this Article, Tenant, at its sole cost and expense, shall maintain each of the Demised Properties and each part thereof, structural and non-structural, in good order, condition and repair, including all areas outside of any buildings (including all sidewalks, driveways, landscaping, trash enclosures, and trash compacting and loading areas on the Demised Properties), and including any roof on any buildings, in a neat and clean condition, and ensuring that debris from the operation of each convenience food store and/or retail automobile fuel station or other Permitted Use on the Demised Properties is cleaned and removed on a regular basis) and, subject to the terms and conditions of Article 6, shall make any necessary Repairs thereto, interior and exterior, whether extraordinary, foreseen or unforeseen, but subject to Article 11 and Article 12. Without limitation, (a) no Repairs shall result in any structural damage to any Demised Properties or any injury to any persons, (b) Tenant shall ensure that the quality of materials and workmanship of any Repairs meets or exceeds the quality of materials and workmanship of the Improvements prior to the need for such Repairs; (c) all Repairs shall fully comply with applicable Law, the requirements of any covenants, conditions, restrictions or other permitted encumbrances that are of record regarding the applicable Demised Property, and any applicable repair standards and requirements promulgated by Tenant for its (or its subsidiaries’ or Affiliates’ or franchisees’) properties or by Tenant’s franchisor (if applicable). Landlord shall have no duty whatsoever to maintain, replace, upgrade, or repair any portion of the Demised Properties, including any structural items, roof or roofing materials, or any aboveground or underground storage tanks, and Tenant hereby expressly waives the right to make Repairs at the expense of Landlord, which right may be provided for in any applicable Law now or hereinafter in effect. In addition to Landlord’s rights under Section 15.02, if Tenant fails or neglects to commence and diligently proceed

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

with all Repairs or fulfill its other obligations as set forth above within thirty (30) days after receipt of written notice of the need therefor from Landlord or any other Person describing the applicable Repair or other obligation, then Landlord or its agents may enter the Demised Properties for the purpose of making such Repairs or fulfilling those obligations. Tenant shall pay to Landlord all costs and expenses incurred by Landlord as a consequence of such Landlord’s actions.

ARTICLE 8 COMPLIANCE WITH LAW

Tenant shall, throughout the Lease Term, at its sole cost and expense, comply with, and cause any subtenants or other occupants at the Demised Properties to comply with, Law and any applicable franchise agreement.

ARTICLE 9 DISCLAIMER AND INDEMNITIES

Section 9.01 To the extent not prohibited by applicable Law, none of the Landlord Parties shall be liable for, under any circumstances, and Tenant hereby releases all Landlord Parties from, any loss, injury, death or damage to person or property (including any business or any loss of income or profit therefrom) of Tenant, Tenant’s members, officers, directors, shareholders, agents, employees, contractors, customers, invitees, or any other Person in or about the Demised Properties, whether the same are caused by (a) fire, explosion, falling plaster, steam, dampness, electricity, gas, water, rain; (b) breakage, leakage or other defects of Tenant Equipment, Building Equipment, sprinklers, wires, appliances, plumbing fixtures, water or gas pipes, roof, air conditioning, lighting fixtures, street improvements, or subsurface improvements; (c) theft, acts of God, acts of the public enemy, riot, strike, insurrection, civil unrest, war, court order, requisition or order of governmental body or authority; (d) any act or omission of any other occupant of the Demised Properties; (e) operations in construction of any private, public or quasi-public work; (f) Landlord’s reentering and taking possession of the Demised Properties in accordance with the provisions of this Lease or removing and storing the property of Tenant as herein provided; or (g) any other cause, including damage or injury that arises from the condition of the Demised Properties, from occupants of adjacent property, from the public, or from any other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same are inaccessible to Tenant, or that may arise through repair, alteration or maintenance of any part of the Demised Properties or failure to make any such repair, from any condition or defect in, on or about the Demised Properties including any Environmental Conditions or the presence of any mold or any other Hazardous Materials, or from any other condition or cause whatsoever; provided, however, that the foregoing release set forth in this Section 9.01 shall not be applicable to any claim against a Landlord Party to the extent, and only to the extent, that such claim is directly attributable to the gross negligence or willful misconduct of such Landlord Party. Without limiting the foregoing, Tenant hereby waives any right to any consequential, special, indirect or punitive damages against any Landlord Parties arising out of any claim in connection with or related to this Lease or the Demised Properties.

Section 9.02 In addition to any and all other obligations of Tenant under this Lease (including under any indemnity or similar provision set forth herein), to the extent permitted by applicable Law, Tenant hereby agrees to fully and forever indemnify, protect, defend and hold all Landlord Parties free and harmless of, from and against any and all Losses (including, subject to the terms of this Section, diminution in the value of the Demised Properties, normal wear and tear excepted): (a) arising out of or in

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

any way related to or resulting directly or indirectly from: (i) the use, occupancy, or activities of Tenant, its subtenants, agents, employees, contractors, invitees or any other Person in or about any of the Demised Properties; (ii) any failure on the part of Tenant to comply with any applicable Law, including any Environmental Laws; (iii) any Default or Event of Default under this Lease (including as a result of any termination by Landlord, following an Event of Default, of any sublease, license, concession, or other consensual arrangement for possession entered into by Tenant and affecting any of the Demised Properties pursuant to Section 22.01), and including any additional fees and costs, or any increased interest rate or other charges imposed by any Landlord’s Lender by reason of such Default or Event of Default (whether or not such Default or Event of Default is a default under any agreements with any Landlord’s Lender); (iv) any other loss, injury or damage described in Section 9.01 above; (v) in connection with mold at any Demised Property; (vi) work or labor performed, materials or supplies furnished to or at the request of Tenant or in connection with obligations incurred by or performance of any work done for the account of Tenant in, on or about the Demised Properties; and (b) whether heretofore now existing or hereafter arising out of or in any way related to or resulting directly or indirectly from the presence or Release at, on, under, to or from the Demised Properties of Hazardous Materials. Without limiting the foregoing, (x) the indemnity set forth in this Section 9.02 includes direct or indirect, compensatory, consequential, special and punitive damages, (y) Tenant shall pay on demand all fees and costs of Landlord (including attorneys’ fees and costs) in connection with any enforcement by Landlord of the terms of this Lease, and (z) all of the personal or any other property of Tenant kept or stored at, on or about the Demised Properties shall be kept or stored at the sole risk of Tenant. Notwithstanding the foregoing, the indemnity set forth in this Section 9.02 shall not be applicable to any claim against any Landlord Party to the extent, and only to the extent, such claim is directly attributable to the gross negligence or willful misconduct of such Landlord Party.

Section 9.03 The provisions of this Article 9 shall survive the expiration or sooner termination of this Lease. Tenant hereby waives the provisions of any applicable Law restricting the release of claims, or extent of release of claims, that Tenant does not know or suspect to exist at the time of release, that, if known, would have materially affected Tenant’s decision to agree to the release contained in this Article 9. In this regard, Tenant hereby agrees, represents, and warrants to Landlord that Tenant realizes and acknowledges that factual matters now unknown to Tenant may hereafter give rise to Losses that are presently unknown, unanticipated and unsuspected, and Tenant further agrees, represents and warrants that the release provided hereunder has been negotiated and agreed upon in light of that realization and that Tenant nevertheless hereby intends to release, discharge and acquit the parties set forth herein above from any such unknown Losses that are in any manner set forth in or related to this Lease, the Demised Properties and all dealings in connection therewith.

ARTICLE 10 INSURANCE

Section 10.01 As of the Commencement Date and throughout the Lease Term, Tenant shall, at its sole expense, obtain, pay for and maintain (or cause to be obtained, paid for and maintained), with financially sound and reputable insurers (as further described in Section 10.03), (a) comprehensive “all risk” insurance covering loss or damage to each Demised Property (including Improvements now existing or hereafter erected thereon) caused by fire, lightning, hail, windstorm, hurricane, explosion, vandalism, malicious mischief, leakage of sprinkler systems, and such other losses, hazards, casualties, liabilities and contingencies as are normally and usually covered by “all risk” or “special” property policies in effect

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

where such Demised Property is located, endorsed to include building ordinance or law coverage sufficient to provide coverage for the full replacement value of all Improvements and all costs to comply with building and zoning codes and ordinances including demolition costs and increased cost of construction, (b) business income and interruption insurance to include loss of business at limits sufficient to cover 100% of the annual revenues at the Demised Properties minus any non-continuing expenses with a period of indemnity not less than twelve (12) months from time of loss (such amount being adjusted annually) and an extended period of indemnity of one hundred eighty (180) days, (c) flood insurance for all Demised Properties in amounts acceptable to Landlord and Landlord’s Lender (and Tenant further agrees that any locations in a special flood hazard area (as identified by FEMA) must maintain insurance through the National Flood Insurance Program in addition to Tenant’s blanket property policy at any time sublimits under Tenant’s blanket policy for Demised Properties in special flood hazard areas are less than the total of the maximum amount available under the National Flood Insurance Program for all locations (including separate limits for each building) with deductibles acceptable to Landlord and Landlord’s Lender in their sole discretion, and (d) terrorism insurance for all Demised Properties. The policy(ies) referred to in clauses (a) and (d) above shall be in an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements and the Building Equipment at each Demised Property (without any deduction for depreciation), and the policy(ies) referred to in clauses (a), (c) and (d) above shall contain a replacement cost endorsement and an agreed amount or waiver of co-insurance provisions endorsement. The deductible under the policies referred to in clauses (a), (c) and (d) above shall not exceed [***]1 or such greater amount as is approved by Landlord from time to time (and without limiting the parenthetical contained in clause (c) above). A separate named storm wind deductible of up to 5% of the total insurable value for any one Demised Property will be accepted for any locations considered by Landlord to be in a “1st tier” hurricane county. If any Demised Property is located in area prone to geological phenomena, including sinkholes, mine subsidence or earthquakes with a PML greater than 15%, the insurance policies referred to in clause (a), (c) and (d) above shall cover such risks and in such amounts, form and substance, as Landlord shall reasonably determine but in no event greater than the total PML of all locations.

Section 10.02 As of the Commencement Date and throughout the Lease Term, Tenant shall maintain, with financially sound and reputable insurers (as further described in Section 10.03), public liability and other types of insurance with respect to its business and each Demised Property (including all Improvements now existing or hereafter erected thereon) against all losses, hazards, casualties, liabilities and contingencies as customarily carried or maintained by persons of established reputation engaged in similar businesses. Without limiting of the foregoing, Tenant shall maintain or cause to be maintained policies of insurance with respect to each Demised Property in the following amounts and covering the following risks:

(a) Broad form boiler and machinery or breakdown insurance in an amount equal to the full replacement cost of the Improvements at the Demised Property (without any deduction for depreciation) in which the boiler or similar vessel is located, and including coverage against loss or damage from (i) leakage of sprinkler systems and (ii) damage, breakdown or explosion of steam boilers, electrical machinery and equipment, air conditioning, refrigeration, pressure vessels or similar apparatus and mechanical objects now or hereafter installed at the applicable Demised Property, and (iii) business interruption.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

(b) During any period of construction, reconstruction, renovation or alteration at any Demised Property, a complete value, “All Risks” Builders Risk form or “Course of Construction” insurance policy in non-reporting form and in an amount reasonably satisfactory to Landlord.

(c) Commercial General Liability insurance covering claims for personal injury, bodily injury, death or property damage occurring upon, in or about each Demised Property on an occurrence form and in an amount not less than [***]1 per occurrence and [***]1 in the aggregate, which shall provide coverage for premises and operations, products and completed operations and contractual liability, with a deductible in an amount customarily required by institutional owners or institutional lenders (whichever is lower) for similar properties in the general vicinity of the applicable Demised Property (but in no event in excess of [***]1), and an umbrella liability policy in the amount of [***]1. Liquor Liability insurance, in amounts and subject to terms reasonably approved by Landlord, shall also be maintained by Tenant, if alcohol is sold or served at any Demised Property.

(d) Worker’s compensation with California statutory limits and employer’s liability insurance in an amount of [***]1. per accident, per employee and in the aggregate with a waiver of subrogation against Landlord.

(e) Pollution Legal Liability insurance, in an amount of at least [***]1 per occurrence providing coverage for the investigation and/or remediation of any hazardous materials (including but not limited to petroleum products) released at, on, under or from the Demised Properties, or otherwise discovered at, on or under the Demised Properties which occurred after the Commencement Date including third party pollution legal liability coverage for property damage (including, without limitation, natural resource damages) and for bodily injuries and costs of defense with a deductible not to exceed [***]1 per incident.

(f) Such other insurance (including increased amounts of insurance) and endorsements, if any, with respect to the Demised Properties and the operation thereof as Landlord or Landlord’s Lender may reasonably require from time to time and as customarily carried or maintained by persons of established reputation engaged in similar businesses.

Section 10.03 Each carrier providing any insurance, or portion thereof, required by this Article shall have the legal right to conduct its business in the jurisdiction in which the applicable Demised Property is located, and shall have a claims paying ability rating by S&P of not less than “A-” and an A.M. Best Company, Inc. rating of not less than A and financial size category of not less than IX. Tenant shall cause all insurance that it is required to maintain hereunder to contain a mortgagee clause and loss payee clause in favor of Landlord’s Lender in accordance with this Section to be payable to Landlord’s Lender as a mortgagee and not as a co-insured, as its interest may appear.

Section 10.04 All insurance policies required to be maintained by Tenant hereunder and renewals thereof (a) shall be in a form, and issued by an insurance carrier, reasonably acceptable to Landlord, (b) shall provide for a term of not less than one year, (c) if the same are insurance policies covering any property (i) shall include a standard non-contributory mortgagee endorsement or its equivalent in favor of, and in form acceptable to, Landlord’s Lender, (ii) shall contain an agreed value clause updated annually (if the amount of coverage under such policy is based upon the replacement cost of the applicable Demised Property) and (iii) shall designate Landlord’s Lender as “mortgagee and loss payee.” In addition, all property insurance policies (except for flood and earthquake limits) must automatically reinstate after each loss, and the commercial general liability and umbrella policies shall contain an insured endorsement in favor of Landlord and Landlord’s Lender, as their interests may appear.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Section 10.05 Any insurance provided for in this Article may be effected by a blanket policy or policies of insurance, provided that the amount of the total insurance available with respect to the Demised Properties shall provide coverage and indemnity at least equivalent to separate policies in the amounts herein required, and provided further that in other respects, any such policy or policies shall comply with the provisions of this Article. Any increased coverage provided by individual or blanket policies shall be satisfactory, provided the aggregate liability limits covering the Demised Properties under such policies shall otherwise comply with the provisions of this Article.

Section 10.06 Every insurance policy carried by either Landlord or Tenant with respect to the Demised Properties shall include provisions waiving the insurer’s subrogation rights against the other party, prior to the occurrence of damage or loss. Subject to the above, each party hereby waives any rights of recovery against the other party for any direct damage or consequential loss covered by said policies (or by policies required to be carried hereunder by such party) whether or not such damage or loss shall have been caused by any acts or omissions of the other party.

Section 10.07 The policies of insurance required to be maintained by Tenant under this Article 10 shall (a) name Tenant as the insured and Landlord and Landlord’s Lenders as additional insureds, as their interests may appear, and (b) include primary coverage in favor of all additional insureds (and with provisions that any other insurance carried by any additional insured or Landlord shall be non-contributing and that naming Landlord and the additional parties listed above in this Section as additional insureds shall not negate any right Landlord or such parties would have had as claimants under the policy if not so designated). The business interruption insurance required pursuant to Section 10.01 shall name Landlord and Landlord’s Lenders as loss payees. All insurance policies required under this Article 10 shall also provide that the beneficial interest of Landlord in such policies shall be fully transferable. In the event Tenant fails to procure or maintain any policy of insurance required under Article 10, or if the insurance company or coverages provided fail to meet the requirements contained in this Article 10, Landlord may, at its option, purchase such insurance and charge Tenant all costs and expenses incurred in procuring and maintaining such insurance.

Section 10.08 Tenant shall provide to Landlord, beginning on the Commencement Date and continuing annually thereafter, certificates (or other evidence reasonably requested by Landlord) from all applicable insurance carriers evidencing the payment of premiums or accompanied by other evidence of such payment (e.g., receipts, canceled checks) in form reasonably satisfactory to Landlord. Each insurance policy required to be carried by Tenant hereunder shall include a provision requiring the insurer to provide Landlord with not less than thirty (30) days’ prior written notice of cancellation. Upon the occurrence of both of the following events, Tenant shall pay insurance premiums to Landlord no later than thirty (30) days prior to the date such premiums are due in lieu of payment directly to the applicable the insurance carriers: (i) delivery to Tenant of a written request therefor from Landlord, and (ii) the occurrence and continuance of any Default under this Section 10.08 by Tenant, or any occurrence and the continuance of any Event of Default under any provision in this Lease. Any insurance premiums timely paid by Tenant to Landlord pursuant to this Section shall be applied towards payment of the insurance premium next coming due when such premiums are due and payable.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

ARTICLE 11 DAMAGE OR DESTRUCTION

Section 11.01 If at any time during the Lease Term, any of the Demised Properties or any part thereof shall be damaged or destroyed by fire or other casualty of any kind or nature, Tenant shall promptly apply for all permits required by applicable Law, but in any event not later than sixty (60) days after the first date of such damage or destruction, and, upon issuance of such permits, thereafter diligently proceed to repair, replace or rebuild such Demised Property as nearly as possible to its condition and character immediately prior to such damage, with such variations and Alterations requested by Landlord as may be permitted under (and subject to the provisions of) Article 6 (the “Restoration Work”).

Section 11.02 All property and casualty insurance proceeds payable to Landlord or Tenant (except (a) insurance proceeds payable to Tenant on account of the Tenant Equipment or Tenant’s inventory; and (b) insurance proceeds payable from property or comprehensive general public liability insurance, or any other insurance) at any time as a result of casualty to the Demised Properties shall be paid jointly to Landlord and Tenant for purposes of payment for the cost of the Restoration Work, except as may be otherwise expressly set forth herein. Landlord and Tenant shall cooperate in order to obtain the largest possible insurance award lawfully obtainable and shall execute any and all consents and other instruments and take all other actions necessary or desirable in order to effectuate same and to cause such proceeds to be paid as hereinbefore provided. The proceeds of any such insurance in the case of loss shall, to the extent necessary, be used first for the Restoration Work (including if completed by Landlord or a third party after any substitution of the applicable Demised Property pursuant to Article 31) with the balance, if any, paid to Tenant (provided, however, that if an Event of Default is continuing, the balance, if any, shall be paid to Landlord). If insurance proceeds as a result of a casualty to the relevant Demised Property are insufficient to complete the Restoration Work necessary by reason of such casualty, then Tenant shall be responsible for the payment of such amounts necessary to complete such Restoration Work.

Section 11.03 Subject to the terms hereof, this Lease shall not be affected in any manner by reason of the total or partial destruction to any Demised Property or any part thereof, and Tenant, notwithstanding any applicable Law, present or future, waives all rights to quit or surrender any Demised Property or any portion thereof because of the total or partial destruction of any Demised Property (prior to the expiration of this Lease). Without limiting the foregoing, no Rent shall abate as a result of any casualty.

ARTICLE 12 EMINENT DOMAIN

Section 12.01 Landlord and Tenant hereby agree that in no event shall any taking of any Demised Property for any public or quasi-public use under any statute or by right of eminent domain, or by purchase in lieu thereof, in any way relieve Tenant of any obligations under this Lease (as to the applicable Demised Property or otherwise), except as explicitly provided in this Article.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Section 12.02 If any portion of any Demised Property, or existing access to or from any Demised Property, is taken for any public or quasi-public use under any statute or by right of eminent domain, or by purchase in lieu thereof, and such taking, in Landlord’s reasonable determination (a) reduces the value of the Demised Property by twenty-five (25%) or more, or (b) prevents, and would prevent after reasonable repair and reconstruction efforts by Tenant, use of the Demised Property for its then current permitted use under applicable zoning or other use regulations (including with respect to required parking and access) or otherwise would likely have a material adverse effect on Tenant’s sales and business volume at the Demised Property, then, in the case of a reduction in value as described in the foregoing clause “(a)”, Landlord shall have the right to terminate this Lease as to such Demised Property, and in the case of a resulting inability to use the Demised Property or the likelihood of a material adverse effect on Tenant’s business at the Demised Property as described in the foregoing clause “(b)”, either Landlord or Tenant shall have the right to terminate this Lease as to such Demised Property (but, in either case, not as to any other Demised Property), in each case, as of the date that title to the applicable Demised Property, or portion thereof, actually transfers to the applicable authority.

Section 12.03 Tenant agrees that Landlord has the right in its sole discretion, and at Tenant’s sole cost and expense, to oppose any proposed taking regarding any Demised Property. The parties hereto agree to cooperate in applying for and in prosecuting any claim for any taking regarding any Demised Property and further agree that the aggregate net award shall be distributed as follows:

(a) Landlord shall be entitled to the entire award for the condemned Demised Property; and

(b) Tenant shall be entitled to any award that may be made for the taking of Tenant’s inventory and personal property, or costs related to the removal and relocation of Tenant’s inventory and personal property, provided that none of the foregoing reduces Landlord’s award.

Section 12.04 Except in the case of a termination of this Lease with respect to a Demised Property as described in Section 12.02, in the case of a taking of any portion of any Demised Property, Tenant at its own expense shall proceed with diligence (subject to reasonable time periods for purposes of adjustment of any award and unavoidable delays) to repair or reconstruct (or cause to be repaired and reconstructed) the affected Improvements to a complete architectural unit, and all such Restoration Work shall be performed in accordance with the standards and requirements for Alterations set forth in Article 6.

Section 12.05 In case of a taking of all or any portion of any Demised Property, the Base Rent payable hereunder shall be reduced by the product of the Landlord Award Amount regarding such taking, multiplied by [***]1.

Section 12.06 Notwithstanding any other provision of this Article 12, any compensation for a temporary taking shall be payable to Tenant without participation by Landlord, except to the proportionate extent such temporary taking extends beyond the end of the Lease Term, and there shall be no abatement of Rent as a result of any temporary taking affecting any of the Demised Properties.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

ARTICLE 13 FINANCIAL AND REPORTING COVENANTS

Section 13.01 Books and Records. Tenant shall keep accurate books and records of account of all of the Demised Properties sufficient to permit the preparation of financial statements in accordance with GAAP. Landlord and its duly authorized representatives shall have the right to examine, copy and audit Tenant’s records and books of account at all reasonable times during regular business hours. Tenant shall provide, or cause to be provided, to Landlord, in addition to any other financial statements required under this Lease, the following financial statements and information, all of which must be prepared in a form reasonably acceptable to Landlord:

(a) audited statements of the financial position of Tenant as of the end of each calendar year, including a balance sheet and statement of profits and losses, expenses and retained earnings, changes in financial position and cash flows for such calendar year, which statements shall be duly certified by an officer of Tenant to fairly represent the financial condition of Tenant, as of the date thereof, prepared by Tenant in accordance with GAAP, and accompanied by a statement of a nationally recognized accounting firm acceptable to Landlord in its sole discretion that such financial statements present fairly, in all material respects, the financial condition of Tenant as of the end of the calendar year being reported on and that the results of the operations and cash flows for such year were prepared, and are being reported on, in conformity with GAAP, which statements shall be provided to Landlord promptly, and in any event within sixty (60) days after the end of each calendar year, provided that Landlord shall promptly notify Tenant if Landlord reasonably determines that Landlord is not required under applicable Law to report the financial information contained on such statements on a Form 10-K annual report, in which event, such statements shall be provided to Landlord within one hundred thirty (130) days after the end of such calendar year, and provided further that for any calendar year (other than the first calendar year ending after the Commencement Date) for which Tenant’s financial information was not reported by Landlord in its Form 10-K annual report filed for the immediately preceding calendar year, Tenant may elect, by giving written notice to Landlord no later than July 31 of such calendar year, to deliver the financial statements for such calendar year within one hundred thirty (130) days after the end of such calendar year, unless Landlord delivers to Tenant in writing, within thirty (30) days after receipt of Tenant’s notice, a reasonable basis for which Tenant’s financial information will be required to be included in Landlord’s next 10-K annual report, in which event, such statements shall be provided to Landlord within sixty (60) days after the end of such calendar year; and

(b) (i) unaudited statements of the financial position of Tenant as of the end of each calendar quarter, including a balance sheet and statement of profits and losses, expenses and retained earnings, changes in financial position and cash flows for such calendar quarter; (ii) total fuel sales figures measured in gallons in respect of each Demised Property for each month within the applicable calendar quarter; (iii) total sales figures (other than fuel sales) in respect of each Demised Property for each month within the applicable calendar quarter; and (iv) EBITDA in respect of each Demised Property for each month within the applicable calendar quarter. Each of the foregoing items (i) through (iv) above shall be provided promptly to Landlord, and in any event within thirty (30) days after the end of each calendar quarter, provided that Landlord shall promptly notify Tenant if Landlord reasonably determines that Landlord is not required under applicable Law to report the financial information contained on any such items on a Form 10-Q quarterly report, in which event, such items shall be provided to Landlord within sixty (60) days after the end of such calendar quarter, and provided further that for any calendar

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

quarter (other than the first calendar quarter ending after the Commencement Date) for which Tenant’s financial information was not reported by Landlord in its Form 10-Q quarterly report filed for the immediately preceding calendar quarter, Tenant may elect to deliver the financial statements for such calendar quarter within sixty (60) days after the end of such calendar quarter, unless Landlord delivers to Tenant in writing, no later than the end of such calendar quarter, a reasonable basis for which Tenant’s financial information will be required to be included in Landlord’s next 10-Q quarterly report, in which event, such statements shall be provided to Landlord within thirty (30) days after the end of such calendar quarter. “EBITDA” means earnings for Tenant during the applicable period, before taking into account charges for interest, taxes, depreciation or amortization, all as calculated in accordance with GAAP.

Section 13.02 Litigation. Tenant shall deliver prompt written notice to Landlord of any litigation or governmental proceedings pending or threatened against Tenant that might materially adversely affect the condition of Tenant (financial or otherwise) or the business or operations at any Demised Property

Section 13.03 USTs. Upon written request of Landlord, Tenant shall deliver to Landlord a schedule showing the current information of any USTs and related piping installed after the Commencement Date at the Demised Properties, including, without limitation, the quantity, size, construction, and installation dates. The current information of USTs and related piping installed as of the Commencement Date is set forth on Schedule 13.03 attached hereto and incorporated herein.

Section 13.04 Spill Reports. Within forty-five (45) days after the end of each calendar year, Tenant shall deliver to Landlord a report listing any and all releases of Hazardous Materials at the Demised Properties from the Commencement Date to the date of such report which were required to be reported to a government agency under applicable Law, including the spill numbers assigned to such releases.

ARTICLE 14 INTENTIONALLY OMITTED.

ARTICLE 15 EVENTS OF DEFAULT

Section 15.01 Events Of Default. Subject to the terms of this Article, the occurrence of any of the following shall constitute an event of default by Tenant under this Lease (“Event of Default”):

(a) Nonpayment of Base Rent. Failure to pay any installment of Base Rent on or before the date when due. Notwithstanding the foregoing, Tenant shall have a five (5) Business Day grace period for payment of one installment of the Base Rent twice in any twelve (12) month period during the Lease Term.

(b) Nonpayment of Additional Rent. Failure to pay any amount of Additional Rent on or before the date when due and such failure continuing for five (5) Business Days thereafter.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

(c) Bankruptcy and Insolvency. If at any time during the Lease Term, (i) Tenant files a Petition, (ii) any creditor or other Person that is an Affiliate of Tenant files against Tenant any Petition, or any creditor or other Person (whether or not an Affiliate of Tenant) files against Tenant any Petition, where Tenant, or an Affiliate of Tenant, cooperates or colludes with such creditor or other Person in connection with such Petition or the filing thereof, (iii) any creditor or other Person that is not an Affiliate of Tenant files a Petition against Tenant, where none of Tenant, or an Affiliate of Tenant, cooperates or colludes with such creditor or other Person in connection with such Petition or the filing thereof, and such Petition is not vacated or withdrawn within sixty (60) days after the filing thereof, (iv) a trustee or receiver is appointed to take possession of any of the Demised Properties, or of all or substantially all of the business or assets of Tenant, and such appointment is not vacated or withdrawn and possession restored to Tenant within sixty (60) days thereafter, (v) a general assignment or arrangement is made by Tenant for the benefit of creditors, (vi) any sheriff, marshal, constable or other duly-constituted public official takes possession of any Demised Property, or of all or substantially all of the business or assets of Tenant by authority of any attachment, execution, or other judicial seizure proceedings, and such attachment or other seizure remains undismissed or undischarged for a period of sixty (60) days after the levy thereof, (vii) Tenant admits in writing its inability to pay its debts as they become due; or (viii) Tenant files an answer admitting or failing timely to contest a material allegation of any Petition filed against Tenant.

(d) Delivery of Notices and Other Documents. The failure by Tenant to deliver any of the notices or other documents required to be delivered to Landlord under this Lease, in each case within the time periods required herein (other than any such notices or other documents specifically addressed in another clause of this Section 15.01, for which Tenant will have the grace periods (if any) and notice rights (if any) set forth in such other clause), provided, however, that if no time period is stated in this Lease for the delivery by Tenant of any notice or other document to Landlord, then Tenant shall have a grace period of ten (10) Business Days after the date of the event or occurrence first giving rise to the obligation to deliver such notice or other document to Landlord.

(e) Liens. Any claim of lien is recorded against any Demised Property and such claim of lien continues for sixty (60) days after Tenant receives notice thereof without discharge (by bonding or other means available pursuant to applicable Law), or satisfaction being made by or on behalf of Tenant.

(f) Cross Default With Other Leases. The occurrence of any Other Lease Event of Default.

(g) Other Obligations. The failure by Tenant to timely perform any obligation, agreement or covenant under this Lease, other than those matters specified in Sections 15.01(a)-(f) above, and such failure continuing for a period of thirty (30) days after written notice of such failure is delivered to Tenant, or such longer period as is reasonably necessary to remedy such default.

As used in this Lease, “Default” means any breach or default under this Lease, whether or not the same is an Event of Default, and also any breach or default under this Lease, that after notice or lapse of time or both, would constitute an Event of Default if that breach or default were not cured within any applicable grace or cure period.

Section 15.02 Remedies Upon Event of Default. If an Event of Default by Tenant occurs, then, in addition to any other remedies available to Landlord at Law or in equity or elsewhere hereunder, Landlord shall have the following remedies:

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

(a) Termination. Landlord shall have the right, with or without notice or demand, immediately upon expiration of any applicable notice or grace period specified herein, to terminate this Lease (or Tenant’s possession of any of the Demised Properties), and at any time thereafter recover possession of all or any portion of the Demised Properties or any part thereof and expel and remove therefrom Tenant and any other Person occupying the same by any lawful means, and repossess and enjoy all or any portion of the Demised Properties without prejudice to any of the remedies that Landlord may have under this Lease. If Landlord elects to terminate this Lease (or to terminate Tenant’s right of possession), Landlord shall also have the right to reenter the Demised Properties and take possession of and remove all personal property of Tenant, if any, in such Demised Properties, subject to the rights thereto of any Tenant’s lenders under any Credit Facility and the terms of any Landlord Waiver and Collateral Access Agreement that may be entered into between Landlord and the Administrative Agent. If Landlord elects to terminate this Lease and/or Tenant’s right to possession, or if Tenant’s right to possession is otherwise terminated by operation of Law, Landlord may recover as damages from Tenant the following: (i) all Rent then due under this Lease through the date of termination; (ii) the Rent due for the remainder of the Lease Term in excess of the fair market rental value of the Demised Properties for the remainder of the Lease Term, including any and all Additional Rent (each discounted by the discount rate [***]1); (iii) the cost of reletting the Demised Properties, including the anticipated period of vacancy until such Demised Properties can be re-let at their fair market rental values; and (iv) any other costs and expenses that Landlord may reasonably incur in connection with the Event of Default. Unless required by applicable Law, Landlord shall have no obligation to mitigate its damages caused by the Event of Default (or Tenant’s Default under this Lease), but if Landlord does attempt to so mitigate its damages, such efforts by Landlord shall not waive Landlord’s right to recover damages under the foregoing provisions. Notwithstanding the foregoing, Landlord shall not exercise its right to terminate this Lease or Tenant’s possession of any of the Demised Properties without giving Administrative Agent prior written notice of the Event of Default and a reasonable period within which to cure such Event of Default, which period shall be not less than five (5) Business Days in the event of an Event of Default of the type described in Section 15.01(a) or Section 15.01(b), and which shall be not less than fifteen (15) days in the case of all other Events of Default.

(b) Continuation after Event of Default. If Landlord does not elect to terminate this Lease, then this Lease shall continue in effect, and Landlord may enforce all of its rights and remedies under this Lease, including the right to recover Rent as it becomes due, and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a landlord at law or in equity, subject to Article 26. Landlord shall not be deemed to have terminated this Lease except by an express statement in writing. Acts of maintenance or preservation, efforts to relet the Demised Properties, or the appointment of a receiver upon application of Landlord to protect Landlord’s interest under this Lease shall not constitute an election to terminate Tenant’s right to possession unless such election is expressly stated in writing by Landlord. Notwithstanding any such reletting without such termination, Landlord may at any time thereafter elect to terminate Tenant’s right to possession and this Lease. If Landlord elects to relet the Demised Properties for the account of Tenant, the rent received by Landlord from such reletting shall be applied as follows: first, to the payment of any and all costs of such reletting (including attorneys’ fees, brokers’ fees, and the cost of alterations and repairs to any of the Demised Properties, and tenant improvement costs); second, to the payment of any and all indebtedness other than Rent due hereunder from Tenant to Landlord; third, to the payment of any and all Rent due and unpaid hereunder; and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If the rent received from the reletting is less than the sum of the costs of reletting, other indebtedness due by Tenant, and the Rent due by Tenant, then Tenant shall pay the deficiency to Landlord within ten (10) days after written demand by Landlord. Such deficiency shall be calculated and paid monthly.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

(c) State–Specific Remedy. Landlord may pursue any other remedy now or hereafter available to Landlord under the Laws of the states in which the Demised Properties are located, in addition to and not as an alternative remedy to those provided hereunder.

Section 15.03 Late Fee. If any payment of Base Rent or Additional Rent is not received by Landlord from Tenant when such payment is due to Landlord hereunder, such payment shall be deemed delinquent and Tenant shall pay to Landlord (i) a late fee of five percent (5%) of each such delinquent payment, and (ii) interest on the past due amounts at a rate per annum equal to the prime lending rate, as then most recently published by the Wall Street Journal, plus ten percent (10%) (but not more than the highest rate permitted by Law), which amounts shall be due and payable to Landlord simultaneously with the delinquent Base Rent or delinquent Additional Rent, as the case may be.

ARTICLE 16 FORCE MAJEURE

If either party is prevented or delayed from timely performance of any obligation or satisfying any condition under this Lease by any event or circumstance beyond the control of such party, exclusive of financial inability of a party, but including any of the following if beyond the control of (and not caused by) such party: strike, lockout, labor dispute, civil unrest, inability to obtain labor, materials or reasonable substitutes thereof, acts of God, present or future governmental restrictions, regulations or control, insurrection, and sabotage, then the time to perform such obligation or satisfy such condition shall be extended by the delay caused by such event or circumstance. The provisions of this Article shall in no event operate to delay the Commencement Date or to excuse Tenant from the payment of all Rent as and when due under this Lease.

ARTICLE 17 NOTICES

(a) Any notice, demand or other communication to be given under the provisions of this Lease by either party hereto to the other party hereto shall be effective only if in writing and (i) personally served, (ii) mailed by United States registered or certified mail, return receipt requested, postage prepaid, (iii) sent by a nationally recognized courier service (such as Federal Express) for next-day delivery, to be confirmed in writing by such courier, or (iv) sent by facsimile or electronic mail (with answer back acknowledged), addressed as follows:

To Tenant:	Apro, LLC 7180 Koll Center Parkway, Suite 100 Pleasonton, California 9456 Attention: Joseph Juliano Facsimile: [***][1] E-Mail: [***][1]

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

with a copy to:	Apro, LLC 7180 Koll Center Parkway, Suite 100 Pleasonton, California 9456 Attention: Rhonda Wolf Facsimile: [***][1] E-Mail: [***][1]

To Landlord:	Getty Realty Corp. Two Jericho Plaza, Suite 110 Jericho, NY 11753 Attention: Kevin Shea Facsimile: (516) 880-9498 E-Mail: kshea@gettyrealty.com

with a copy to:	Getty Realty Corp. Two Jericho Plaza, Suite 110 Jericho, NY 11753 Attention: Jim Craig Facsimile: (516) 880-9498 E-Mail: jcraig@gettyrealty.com

and a copy to:	Getty Realty Corp. Two Jericho Plaza, Suite 11 Jericho, NY 11753 Attention: Joshua Dicker Facsimile: (516) 880-9498 E-Mail: jdicker@gettyrealty.com

(b) Subject to the terms of this subsection (b), all notices, demands and other communications sent in the foregoing manner shall be deemed delivered when actually received or refused by the party to whom sent, unless (i) mailed, in which event the same shall be deemed delivered on the day of actual delivery as shown by the addressee’s registered or certified mail receipt or at the expiration of the third (3rd) Business Day after the date of mailing, whichever first occurs, or (ii) sent by facsimile, in which event the same shall be deemed delivered only if a duplicate notice sent pursuant to a method described in subsection (a)(i), (a)(ii) or (a)(iii) of this Article 17 is delivered within one Business Day after such facsimile is received by the recipient. Notwithstanding the foregoing, if any notice, demand or other communication is not received during business hours on a Business Day, such notice, demand or other communication shall be deemed to have been delivered at the opening of business on the next Business Day.

(c) Either Landlord or Tenant may from time to time change its address for receiving notices under this Lease by providing written notice to the other party in accordance with this Article 17.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

ARTICLE 18 ACCESS

Landlord and its designees shall have the right, upon not less than twenty-four (24) hours’ prior written notice to Tenant (except in the event of an emergency, where no prior notice shall be required), to enter upon any of the Demised Properties at reasonable hours to inspect such Demised Properties or, during the period commencing one year prior to the end of the Lease Term, for the purpose of exhibiting same to prospective tenants and posting “for lease” or similar signage at the Demised Properties, all in Landlord’s discretion. Landlord’s Lender shall have the right, upon not less than seventy-two (72) hours’ prior written notice to Tenant, to enter upon any of the Demised Properties at reasonable hours to inspect such Demised Properties, and Tenant shall reasonably cooperate with Landlord’s Lender to effectuate same. Any such entry and/or inspection by Landlord or Landlord’s Lender shall not unreasonably interfere with Tenant’s ability to conduct its business operations at the Demised Properties.

ARTICLE 19 SIGNS

Tenant may, at Tenant’s sole cost and expense, install or erect, at or on any Demised Property, signs of any height or dimensions and bearing such inscriptions as Tenant shall reasonably determine; provided, however, that no sign shall be installed or erected by Tenant at or on any Demised Property until all governmental approvals and permits required therefor have been obtained, and all fees pertaining thereto have been paid by Tenant. At the expiration or earlier termination of this Lease, Tenant shall remove the sign faces (inserts) for any signs located on the Demised Properties and shall replace the same with blank inserts.

ARTICLE 20 IMPROVEMENTS; BUILDING EQUIPMENT; TENANT EQUIPMENT

Section 20.01 Excepting any Tenant Equipment, any Building Equipment and other Improvements at the Demised Properties on the Commencement Date shall be the property of Landlord. In the event that Tenant installs or erects any fixtures or other Improvements, with the exception of Tenant Equipment, to the Demised Properties after the Commencement Date, such fixtures or other Improvements shall be the property of Landlord and remain upon and be surrendered with the Demised Properties. Notwithstanding the foregoing provisions, Tenant shall be liable for all property taxes, assessments, and similar charges assessed against or allocable to any property at the Demised Properties (irrespective of whether such property is Building Equipment owned by Landlord or Tenant Equipment or other personal property owned by Tenant) and that are attributable to any period of time during the Lease Term.

Section 20.02 During the Lease Term, Tenant shall be entitled to use the Building Equipment in Tenant’s operations at the Demised Properties. Tenant shall keep the Building Equipment in good working order, condition and repair, shall not remove the Building Equipment from the Demised Properties (subject to the terms of this Section) and shall not permit any lien or other encumbrance to attach to Building Equipment, except as may be caused by Landlord, and except any such liens that are being contested by Tenant in good faith by appropriate proceedings and that have been bonded over by Tenant to the reasonable satisfaction of Landlord or for which Tenant provides alternative security to the reasonable satisfaction of Landlord. Tenant shall keep (or cause to be kept) the Building Equipment insured and shall be responsible for any casualty or other loss to Building Equipment or occasioned by Building Equipment. Tenant may, from time to time, retire or replace Building Equipment with new items of equipment of equal or greater value purchased by Tenant, in which event such replaced equipment shall constitute Building Equipment.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Section 20.03 For the avoidance of doubt and except as provided herein with respect to USTs, in the event Tenant installs or erects any fixtures that are included within the definition of “Tenant Equipment” after the Commencement Date, such fixtures shall be the property of Tenant and be removed by Tenant at the expiration or twenty (20) days after earlier termination of this Lease.

Section 20.04 Upon request by Landlord, Tenant shall furnish to Landlord a copy of Tenant’s motor fuel inventory reconciliation records and any and all records and or tests associated with the USTs, in Tenant’s possession and which are required by applicable Law for Tenant to conduct or maintain, including but not limited to test results of the USTs, cathodic protection systems, leak detection systems, fire suppression equipment, Stage II vapor recovery equipment and overfill containment systems.

Section 20.05 Tenant shall register, repair and maintain the USTs in accordance with all applicable Law. If for any reason any UST cannot be repaired and must be replaced so as to continue to service its customer’s needs at the applicable Demised Property as determined by Tenant, Tenant shall be responsible for such replacement at Tenant’s sole cost and expense with comparable equipment, in compliance with all applicable Law and the terms of any underlying lease.

Section 20.06 Tenant shall have the right to replace any USTs, at Tenant’s sole cost and expense. Tenant shall be responsible for the removal, disposal and replacement of all USTs which Tenant is responsible under this Lease in compliance with applicable Law. Tenant shall be responsible for the registration, maintenance and repair of any replacement USTs.

Section 20.07

(a) At the expiration or earlier termination of the Lease, Tenant shall have the obligation, at Landlord’s sole election, with respect to each Demised Property, either to (i) convey ownership of the USTs and the fuel dispensers to Landlord for the Applicable UST Purchase Price (as defined below) located on such Demised Property, or (ii) remove the USTs and fuel dispensers located at such Demised Property. In connection with such election, Landlord shall have the right to require Tenant, at Tenant’s own expense, to (A) have the USTs tested (to the extent any USTs have not been tested in the past six months or such earlier period required by applicable Law) and (B) perform any necessary repairs [***]1. Landlord shall provide Tenant with not less than 60 days notice (or as soon as reasonably practicable in the event this Lease has been terminated prior to the expiration of the Lease Term) of its election of action (i) or (ii) above. If Landlord elects to have Tenant remove the USTs and fuel dispensers (or if Tenant elects to remove the USTs in accordance with the clause (B) above), such removal shall be in compliance with all applicable Law and the terms of any underlying lease, and immediately upon completion of such removal, Tenant shall backfill, compact, grade and pave the area disturbed by the removal of the USTs. [***]1.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

(b) As used in this Section 20.07, “Applicable UST Purchase Price” shall mean (i) if Tenant replaces any USTs at such Demised Property during the Original Lease Term or doesn’t replace any USTs at such Demised Property during the Original Lease Term, then $10.00 [***]1.

(c) If during any Option Period, Tenant replaces any USTs at a Demised Property, then such Demised Property shall be included as one of the Demised Properties for which this Lease is being extended for any subsequent Option Period.

(d) During the Third Option Period, Tenant’s installation of any new USTs or its replacement of any existing USTs shall require Landlord’s prior approval; provided, however, if Tenant shall be required to install a new UST or replace any existing UST by Law or otherwise at the direction of any governmental authority, then this Lease shall terminate with respect to the applicable Demised Property if Landlord fails to give its approval to such new installation or replacement.

(e) Landlord shall have no obligation to pay the Applicable UST Purchase Price to Tenant for any USTs installed at a Demised Property during an Option Period if during any Option Period, the Lease terminates prior to the expiration of such Option Period due to an Event of Default.

(f) Tenant covenants and agrees that it shall not grant or permit any lien or security interest in any USTs or fuel dispensers now or hereafter located at the Demised Properties unless the holder of such lien or security interest shall have entered into an intercreditor and subordination agreement in a form reasonably acceptable to Landlord and pursuant to which such lien or security interest is fully subject and subordinate to Landlord’s rights to purchase such USTs and fuel dispensers in accordance with the provisions of this Article 20.

Section 20.08 [***]1.

Section 20.09 The provisions of Section 20.07 shall survive the expiration or earlier termination of this Lease.

ARTICLE 21 END OF TERM; HOLDING OVER

Section 21.01 Upon the expiration or earlier termination of this Lease, Tenant shall peaceably and quietly quit and surrender the Demised Properties and all Alterations that are then part of the Demised Properties, broom clean and in good order, repair and condition. Any Tenant Equipment or trade fixtures and personal property of Tenant remaining on the Demised Properties at the expiration or twenty (20) days after earlier termination of the Lease Term shall become the property of Landlord without payment therefor, but subject to the rights thereto of any Tenant’s lenders under any Credit Facility and the terms of any Landlord Waiver and Collateral Access Agreement that may be entered into between the Landlord and the Administrative Agent, unless Landlord shall have required removal of same by Tenant by notice to Tenant.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Section 21.02 If Tenant holds over in possession of any of the Demised Properties after the expiration of the Lease Term, then such holding over shall not be deemed to extend the Lease Term or renew this Lease, but rather the tenancy thereafter shall continue as a tenancy at sufferance pursuant to the terms and conditions contained in this Lease, provided that the Base Rent for such holding over (in addition to all Additional Rent) shall be as follows:

(a) for the first six (6) months of the holdover period, an amount equal to one hundred fifty percent (150%) of the Base Rent otherwise then applicable;

(b) for the second six (6) months of the holdover period, an amount equal to two hundred percent (200%) of the Base Rent otherwise then applicable; and

(c) for any holdover period thereafter, an amount equal to the then fair market value rent of the applicable Demised Property for its best and highest use.

Section 21.03 This Article 21 shall survive the expiration or termination of this Lease.

ARTICLE 22 TENANT ASSIGNMENT AND SUBLETTING

Section 22.01

(a) Except as otherwise explicitly provided in this Article 22 and Article 23, neither Tenant, nor Tenant’s successors or assigns, shall assign or transfer, in whole or in part, by operation of Law or otherwise, this Lease, or sublet the Demised Properties, in whole or in part, without the prior written consent of Landlord in each instance, which Landlord may withhold in its reasonable discretion. Without limitation, any of the following shall be deemed an assignment of this Lease: (i) any assignment or transfer of any direct or indirect ownership interest in Tenant, in whole or in part, by operation of Law or otherwise, regardless of the number of tiers of ownership, in one or more transactions, in such a manner that greater than fifty percent (50%) of the direct or indirect ownership interests in Tenant are assigned or transferred, and (ii) any encumbrance, pledge or hypothecation, in whole or in part, by operation of Law or otherwise, of this Lease or any interest in the leasehold estate created by this Lease, or of any direct or indirect ownership interest in Tenant, regardless of the number of tiers of ownership. [***]1.

(b) If this Lease is assigned or transferred, or if all or any part of the Demised Properties is sublet or occupied by any party other than Tenant, Landlord may collect rent from the assignee, transferee, subtenant or occupant and apply the net amount collected to the Rent reserved in this Lease, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any covenant or condition of this Lease or Landlord’s acceptance of the assignee, transferee, subtenant or occupant as tenant, or a release by Landlord of Tenant from the performance or further performance by Tenant of its obligations under this Lease. Without limiting the generality of the forgoing, Tenant expressly acknowledges and agrees that (i) any sublease with respect to any Demised Property or portion thereof entered into from and after the Commencement Date shall expressly provide that it is subject and subordinate to this Lease, and (ii), in the event of any assignment of this Lease, Tenant shall remain jointly and severally liable with the assignee for all of the obligations under this Lease, and in all other cases of any transfer of Tenant’s interest under this Lease, Tenant shall remain primarily liable for such obligations. Subject to the foregoing, the consent by Landlord to an assignment, transfer or subletting shall not in any way be construed to relieve Tenant from obtaining the express written consent of Landlord in each instance to any subsequent similar action that Tenant may desire to take.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Section 22.02 Upon any sublease or assignment permitted as provided in this Article 22, Tenant shall deliver to Landlord copies of such sublease or assignment agreement. In no event shall Tenant be entitled to amend, extend or otherwise modify any sublease or assignment agreement that required the prior written consent of Landlord pursuant to the terms hereof without the prior written consent of Landlord, which consent Landlord may withhold in its reasonable discretion.

Section 22.03 Subject to the terms of this Lease, this Lease shall be binding upon, enforceable by, and inure to the benefit of the parties hereto and their respective heirs, successors, representatives and assigns.

Section 22.04 [***]1.

Section 22.05 Landlord and Tenant acknowledge and agree that (i) the leases set forth on Schedule 22.05 attached hereto and incorporated herein (the “Subleases”) shall be deemed subleases under this Lease, and (ii) all rights and obligations of the landlord under the Subleases, as between Landlord and Tenant, are rights and obligations solely of Tenant. Tenant shall fulfill, perform and observe in all respects, at no cost or expense to Landlord, each and every obligation, condition and covenant of the landlord in each Sublease and shall indemnify, defend and hold harmless each of the Landlord Parties for, from and against any and all Losses directly relating to the Subleases. In the event of the expiration or earlier termination of this Lease with respect to any applicable Demised Property, then, subject to Section 22.01(b), Landlord shall, at its option, have the right to succeed to the interest of Tenant as landlord under all Subleases with respect to such Demised Property, except that Landlord shall not be liable for any defaults of Tenant occurring prior to the date that Landlord succeeds to the interest of Tenant as landlord under such Subleases.

ARTICLE 23 FINANCINGS

Section 23.01 Subject to and accordance with the terms and provisions of the SNDA referenced below, this Lease shall be subject and subordinate to all present and future ground or underlying leases of any of the Demised Properties and to the lien of any mortgages or trust deeds, now or hereafter in force, against any of the Demised Properties, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground or underlying leases, require in writing that this Lease be superior thereto; and Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any mortgage or deed of trust to which this Lease is subordinate, or in the event of any termination of any ground or underlying lease to which this Lease is subordinate, to attorn, without any deductions, claims or set-offs whatsoever, to the purchaser upon any such foreclosure sale, if so requested to do so by such purchaser, and to the ground or underlying lease lessor, if so requested to do so by such ground or underlying lease lessor, and to recognize such purchaser or ground or underlying lessor, as the case may be, as the lessor under this Lease; provided, however, that the foregoing subordination to future ground or underlying leases of the Demised Properties and to the lien of any future mortgages or trust deeds in force against the Demised Properties shall be conditioned upon Landlord providing Tenant with a subordination,

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

non-disturbance and attornment agreement in favor of Tenant in the form attached hereto as Exhibit B, or other commercially reasonable form requested by Landlord that provides, without limitation, that this Lease and the rights of Tenant hereunder shall survive any foreclosure proceeding brought under such mortgage or deed of trust or termination of such ground or underlying lease (as applicable), provided an Event of Default has not occurred and is continuing under this Lease (either, an “SNDA”). Without limiting the foregoing, (a) as of the Commencement Date, each of Landlord, Landlord’s Lender, and Tenant shall execute and deliver to each other an SNDA in the form previously agreed to among Landlord, Tenant and Landlord’s Lender; provided, however, that the parties hereto agree that all subsequent SNDAs shall be on the form attached hereto as Exhibit B, or such other commercially reasonable form requested by Landlord, consistent with the first sentence of this Section 23.01, and (b) Tenant shall, and shall use commercially reasonable efforts to cause any subtenant, from time to time, within twenty (20) days after any request by Landlord, to execute and deliver such other instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease (at Landlord’s election) to any such mortgages, trust deeds, ground or underlying leases (including, at Landlord’s election, one or more additional SNDAs requested by Landlord’s Lender).

Section 23.02

(a) Notwithstanding Section 22.01, but subject to the terms of this Article 23, Landlord agrees that Tenant shall have the right to encumber, collaterally assign, pledge or hypothecate Tenant’s interest in the leasehold estate created by this Lease without Landlord’s prior written consent so long as such encumbrance, assignment or pledge is in favor of a real estate investment trust, bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan that satisfies the Eligibility Requirements (defined below). All proceeds from any Leasehold Mortgage shall remain the property of Tenant. Landlord shall not be obligated to subordinate any or all of Landlord’s right, title or interest in and to the Demised Properties or this Lease to the lien of any Leasehold Mortgage. A Leasehold Mortgage shall encumber only Tenant’s leasehold interest in the Demised Properties and shall not encumber Landlord’s right, title or interest in the Demised Properties. Landlord shall have no liability whatsoever for the payment or performance of any obligation secured by any Leasehold Mortgage or related obligations. A Leasehold Mortgage shall be, and hereafter shall continue at all times to be, subject to each and all of the covenants, conditions and restrictions set forth in this Lease, and junior, subject and subordinate, in each and every respect, to all rights and interests of any Landlord’s Mortgagee now or hereafter affecting any of the Demised Properties, subject to and in accordance with the provisions of the SNDA. Should there be any conflict between the provisions of this Lease and the provisions of any Leasehold Mortgage, the provisions of this Lease shall control. No Leasehold Mortgage shall be for a term longer than the then current Lease Term. Upon written request from Tenant, Landlord agrees to deliver an estoppel certificate and/or agreement in favor of Tenant’s Lender regarding this Lease, in form and substance reasonably acceptable to Landlord and Tenant’s Lender. If Landlord delivers to Tenant a Default notice under this Lease, Landlord shall notify any Tenant’s Lender that has

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

delivered to Landlord a prior written request for such notice, and Landlord shall recognize and accept the performance of any obligation of Tenant hereunder by Tenant’s Lender (provided said performance occurs within the same cure periods as provided to Tenant under this Lease); provided, however that nothing contained herein shall obligate Tenant’s Lender to take any such actions. Any act by Tenant or Tenant’s Lender in violation of this Section 23.02 shall be null and void and of no force or effect. Tenant shall, without charge, at any time and from time to time, within twenty (20) days after any request by Landlord, obtain from Tenant’s Lender and deliver to Landlord or any other Person specified by Landlord, duly executed and acknowledged, an estoppel certificate certifying (x) copies of the documents creating, evidencing and securing the debt secured by any Leasehold Mortgage, (y) whether, to the knowledge of Tenant’s Lender, any default exists under such Leasehold Mortgage and (z) such other matters relating to such Leasehold Mortgage as Landlord may reasonably request. This Section shall survive termination of this Lease. “Eligibility Requirements” as used in this Section means, with respect to any entity, that such entity (i) has total assets (in name or under management) in excess of $600,000,000 and (except with respect to a pension advisory firm or similar fiduciary) either (x) capital/statutory surplus or shareholder’s equity of $250,000,000 or (y) market capitalization of at least $400,000,000, and (ii) is regularly engaged in the business of making or owning commercial real estate loans (including mezzanine loans to direct or indirect owners of commercial properties, which loans are secured by pledges of direct or indirect ownership interests in the owners of such commercial properties) or operating commercial real estate properties.

(b) Concurrently with the execution of this Lease, Landlord has executed and delivered to Tenant’s Lender and Phillips 66 Company (“PSX”) that certain Estoppel, Consent and Agreement of even date herewith, which shall be binding on Landlord’s successors and assigns.

ARTICLE 24 ESTOPPEL CERTIFICATES

Tenant shall, without charge, at any time and from time to time, within twenty (20) days after any request by Landlord, deliver to Landlord or any other Person specified by Landlord, a completed Estoppel Certificate, duly executed and acknowledged, in substantially the form as set forth on Exhibit C attached hereto, or other commercially reasonable estoppel certificate confirming such information regarding this Lease and Tenant as Landlord may request (either, an “Estoppel Certificate”). Tenant’s failure to deliver to Landlord any Estoppel Certificate requested by Landlord as and when provided in this Article shall be deemed conclusive against Tenant as to the truthfulness of the items stated in such Estoppel Certificate requested by Landlord.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

ARTICLE 25 RECORDING

Neither Landlord nor Tenant shall record this Lease; provided, however, concurrently with the execution hereof, each party shall join in the execution and recordation of a memorandum of lease (or similar instrument) in a form substantially similar to the form attached hereto as Exhibit D. Tenant shall pay all costs charged by the applicable local recorder in connection with the recordation of any such memorandum of lease (or similar instrument); provided further that, as a condition to the recording of any such memorandum of lease, Tenant shall have executed and delivered in escrow to Landlord a release of such memorandum in such form and substance as shall be reasonably acceptable to Landlord, together with Tenant’s written authorization for the recording of such release upon the expiration or earlier termination of this Lease. Tenant shall pay all costs charged by the applicable local recorder in connection with the recordation of any such memorandum of lease (or similar instrument) and release thereof.

ARTICLE 26 APPLICABLE LAW; JUDICIAL REFERENCE; WAIVER OF JURY TRIAL

Section 26.01 This Lease shall be construed in accordance with, and this Lease and all matters arising out of or relating to this Lease (whether in contract, tort or otherwise) shall be governed by, the law of the State of California without regard to conflicts of law principles. If any provision of this Lease or the application thereof shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by applicable Law.

Section 26.02

(a) Because disputes arising in connection with complex transactions are most quickly and economically resolved by an experienced and expert person and further because Landlord and Tenant (collectively, the “Parties”) wish applicable California State and Federal laws to apply, the Parties desire that their disputes be resolved by a judicial referee applying such applicable laws. The Parties expressly waive trial by jury in any action, suit, or proceeding brought to resolve any dispute, whether sounding in contract, tort or otherwise, arising out of, connected with, related to, or incidental to this Lease and/or the relationship established among the Parties in connection with this Lease or related document or the transactions contemplated hereby or thereby (a “Dispute”) to the full extent permitted by law.

(b) Accordingly, any Dispute arising out of or in connection with this Lease and/or the relationship established among the Parties in connection with this Lease or related document or the transactions contemplated hereby or thereby, shall be resolved pursuant to the provisions for reference and trial by referee (without jury) set forth in California Code of Civil Procedure Section 638 et seq., or any successor statute or statute, court rule, or provision of law containing reasonably similar provisions in accordance with the provisions of this Section 26.02. The referee (“Referee”) shall be a retired or former California or Federal judge residing in the Los Angeles, California area, who is either (i) agreed to by the Parties to a Dispute within fifteen (15) days of the notice by any Party to the other(s) of the intention to invoke this Section 26.02 to resolve the Dispute, or (ii) failing such agreement, is appointed pursuant to California Code of Civil Procedure Section 640, or any successor statute or statute, court rule, or provision of law containing reasonably similar provisions, in an action filed in the Superior Court of Los Angeles County, California.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

(c) The Parties agree that any Party may (and, if necessary, the other Parties shall join in such filing) file with the clerk of the Los Angeles County Superior Court, and/or with the appropriate judge of such court, any and all petitions, motions, applications or other documents necessary to obtain the appointment of such a Referee immediately upon the commencement of any action or proceeding to resolve any Dispute, and to conduct all necessary discovery and to proceed to a trial as expeditiously as possible. The action shall be conducted and the issues determined in compliance with all judicial rules and all statutory and decisional law of the State of California as if the matter were formally litigated in the Superior Court and not by way of judicial reference. It is the Parties’ intention and the Parties and the Referee shall use their best efforts to be certain that (i) discovery be conducted for a period no longer than six (6) months from the date (the “Referee Date”) the Referee is appointed (whether by stipulation or by the Superior Court), excluding motions regarding discovery, and (ii) trial be set on a date that is within nine (9) months of the Referee Date. All discovery motions shall be filed with the Referee and served upon the opposing Party no later than the last day of the six-month discovery period; provided that the Parties agree to grant such reasonable extensions of time necessary to reflect the complexities of the issues presented for resolution. All proceedings, including trial, before the Referee shall be conducted at a neutral location (unless otherwise stipulated by the Parties) within twenty-five (25) miles of the downtown Los Angeles County Superior Court. The Parties agree that said Referee shall be a judge for all purposes (including, without limitation, (x) ruling on any and all discovery matters and motions and any and all pretrial or trial motions, (y) setting a schedule of pretrial proceedings, and (z) making any other orders or rulings a sitting judge of the Superior Court would be empowered to make in any action or proceeding in the Superior Court). Any matter before the Referee shall be governed by the substantive law of California, its Code of Civil Procedure, Rules of Court, Evidence Code, and such other statutes or rules which would be applicable if the matter were tried in the Superior Court, except as otherwise specifically agreed by the Parties and approved by the Referee. The Parties intend this general reference agreement to be specifically enforceable in accordance with the California Code of Civil Procedure. Any decision of the Referee and/or judgment or other order entered thereon shall be appealable to the same extent and in the same manner that such decision, judgment, or order would be appealable if rendered by a judge of the Los Angeles County Superior Court. The Referee shall in his/her statement of decision set forth his/her findings of fact and conclusions of law.

(d) During the pendency of any action or proceeding respecting a Dispute, and before the entry of any judgment therein, each of the parties to such action or proceeding shall bear equal shares of the fees charged and costs incurred by the Referee in connection with performing the services provided in this Section. The compensation of the Referee shall not exceed the prevailing rate for like services. The prevailing party shall be entitled to reasonable court costs and legal fees, including customary attorney fees, expert witness fees, paralegal fees, the fees of the Referee and other reasonable costs and disbursements charged to the party by its counsel, in such amount as is determined by the Referee. If a court reporter is requested by either party, then such reporter shall be present at all proceedings, and the fees of such reporter shall be borne by the party requesting such reporter. Such fees shall be an item of recoverable costs.

(e) Nothing in this Section 26.02 shall prejudice the right of any Party to obtain provisional relief or other equitable remedies as shall otherwise be available under the Code of Civil Procedure and/or applicable Court rules.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Section 26.03 TENANT AND LANDLORD EACH ACKNOWLEDGES THAT THE PROVISIONS OF THIS ARTICLE ARE A MATERIAL INDUCEMENT TO THE OTHER PARTY’S ENTERING INTO THIS LEASE.

ARTICLE 27 LIABILITY OF PARTIES

Section 27.01 The obligations of Landlord under this Lease are not personal obligations of the individual members, partners, directors, officers, shareholders, agents or employees of Landlord. Tenant shall look solely to the Demised Properties for satisfaction of any liability of Landlord and shall not look to other assets of Landlord nor seek recourse against the assets of the individual members, partners, directors, officers, shareholders, agents or employees of Landlord. Whenever Landlord transfers its interest in any Demised Property, Landlord shall be automatically released from further performance under this Lease with respect to such Demised Property and from all further liabilities and expenses hereunder related to such Demised Property, whether arising before or after such transfer.

Section 27.02 The obligations of Tenant under this Lease are not personal obligations of the individual members, partners, directors, officers, shareholders, agents or employees of Tenant, and Landlord shall not seek recourse against the assets of the individual members, partners, directors, officers, shareholders, agents or employees of Tenant. If more than one Person is named as Tenant hereunder, the obligations under this Lease of all such Persons as Tenant shall be joint and several.

ARTICLE 28 ATTORNEYS’ FEES; EXPENSES

Without limiting any other obligation of Tenant to timely indemnify or reimburse Landlord hereunder (including under Article 9 and Article 29), if any party to this Lease shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Lease, the losing party shall pay to the prevailing party a reasonable sum for attorneys’ fees and costs incurred in bringing or defending such action or proceeding and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorneys’ fees and costs, separate from the judgment, incurred in enforcing such judgment. The prevailing party shall be determined by the trier of fact based upon an assessment of which party’s major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other party’s major arguments or positions on major disputed issues; provided, however, that the parties agree that in no event shall Tenant be deemed a prevailing party if an Event of Default then exists under this Lease. For the purposes of this provision, attorneys’ fees shall include fees incurred in the following: (i) post-judgment motions; (ii) contempt proceedings; (iii) garnishment, levy, and debtor and third party examinations; (iv) discovery; and (v) bankruptcy litigation. This provision is intended to be expressly severable from the other provisions of this Lease, is intended to survive any judgment and is not to be deemed merged into the judgment. The cost of the reference set forth in Section 26.02 herein shall initially be borne pro rata by the parties, but the prevailing party shall be entitled to obtain reimbursement for its pro rata share of the reference cost, and shall be awarded such costs, in addition to all other recoverable costs pursuant to this Article 28.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

ARTICLE 29 ENVIRONMENTAL

Section 29.01 Tenant acknowledges that Landlord makes no warranties or representations of any kind, or in any manner or in any form whatsoever, as to the status of Environmental Conditions or Hazardous Materials at the Demised Properties. Tenant shall conduct at its own expense any and all investigations regarding Environmental Conditions of the Demised Properties and will satisfy itself as to the absence or existence of Hazardous Materials contamination of the Demised Properties and the suitability of the Demised Properties for Tenant’s operations. Tenant’s entry into this Lease shall be made at its sole risk.

Section 29.02 Tenant shall comply with all Environmental Laws and cause and ensure the Demised Properties and all operations thereon (whether by Tenant or any subtenant) comply with all applicable Environmental Laws. Tenant shall not suffer or permit any loss, on, at, under or affecting the Demised Properties of any source if the same pose a health or safety risk to invitees or employees. From and after the Commencement Date, Tenant shall not be entitled to the Use of any Hazardous Materials at the Demised Properties other than De Minimis Amounts, which shall be performed in full compliance with all Environmental Laws and any other applicable Laws. Tenant shall be prohibited from conducting or allowing the Release of Hazardous Materials onto, on, about, under or from the Demised Properties, the exception being sewer or other permitted discharges or Releases or other De Minimis Amounts, in full compliance with all Environmental Laws and any other applicable Laws. From and after the date of this Lease, Tenant covenants to, and shall, undertake all Remedial Activities necessary to comply with Environmental Laws and address the presence or any Use or Release of Hazardous Materials at the Demised Properties, whether occurring before or during the Term of this Lease, and whether caused by Tenant or its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors (“Other Parties”), or otherwise, all at Tenant’s sole cost and expense, and shall give immediate written notice of same to Landlord, including the abatement of any mold or fungi that constitute Hazardous Materials, even if no applicable Law compels such abatement. If any Remedial Activities are required to be performed at any location other than the Demised Properties, Tenant shall use its best efforts to obtain any required access agreements from third parties.

Section 29.03 In addition to any other obligation herein, Tenant shall indemnify, defend, protect and hold Landlord Parties free and harmless from and against any and all Losses and other obligations of any kind whatsoever that may be made against or incurred by Landlord Parties in connection with any of the following: (a) the violation of any Environmental Law or (b) the presence of Hazardous Materials or Environmental Conditions at, on, under, about or from the Demised Properties during the Lease Term (and in the event of any holding over by Tenant, during any period that Tenant occupies the relevant Demised Property), whether or not the same constitute a violation of any Environmental Law and whether or not such condition existed prior to the Lease Term, including any and all costs and fees of attorneys or experts incurred by Landlord in defending against same. This and any other right of Landlord under this Lease shall inure to the benefit of Landlord’s successors and assigns, as well as Landlord’s Lenders and Landlord’s Mortgagees, and their respective successors and assigns as third party beneficiaries. This Section shall survive termination of this Lease.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Section 29.04 Tenant shall promptly inform Landlord in writing of (a) any and all enforcement actions, initiation of Remedial Activities where no Remedial Activities are currently being conducted upon receipt of such notification, or other governmental or regulatory actions (excluding routine actions such as permit renewals) instituted, completed or threatened pursuant to any Environmental Laws affecting the Demised Properties; (b) all claims made or threatened by any third Person against Tenant or the Demised Properties relating in any way whatsoever to Hazardous Materials or Environmental Conditions (the matters set forth in clauses (a) and (b) are hereinafter referred to as “Environmental Claims”); (c) Tenant’s knowledge of any material Release of Hazardous Materials at, on, in, under to or from the Demised Properties or on, in or under any adjoining property. Tenant shall also supply to Landlord within three Business Days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings, asserted violations or other communications relating in any way to the matters described in this Section.

Section 29.05 In addition to any other obligations herein, Tenant shall be solely responsible for and shall indemnify, protect, defend, and hold harmless all Landlord Parties from and against any and all Losses directly or indirectly arising out of or associated in any manner whatsoever with Tenant’s Use or the presence of Hazardous Materials (regardless of whether such condition existed prior to the Lease Term) or Release of Hazardous Materials at, on, under, about or from the Demised Properties during the Lease Term (and in the event of any holding over by Tenant, during any period that Tenant occupies the relevant Demised Property). Tenant’s indemnity and release includes: (a) the costs associated with Remedial Activities, including all necessary plans and reports, incurred by the U.S. Environmental Protection Agency, or any other federal, state or local governmental agency or entity or by any other Person, incurred pursuant to the CERCLA, RCRA, or any other applicable Environmental Laws; (b) any oversight charges, fines, damages or penalties arising from the presence or Release of Hazardous Materials, and any related Remedial Activities, incurred pursuant to the provisions of CERCLA, RCRA, or any other applicable Environmental Laws; (c) any liability to third parties arising out of the presence or Release of Hazardous Materials for personal injury, bodily injury, or property damage arising under any statutory or common law theory, including damages assessed for the maintenance of a public or private nuisance, the costs of Remedial Activities, or for the carrying on of an abnormally dangerous activity; (d) all direct or indirect compensatory, consequential, or punitive damages arising out of any claim based on the presence or Release of Hazardous Materials or damage or threatened damage to Environmental Conditions; (e) any and all reasonable costs, fees and expenses of attorneys, consultants and experts incurred or sustained in making any investigation on account of any claim, in prosecuting or defending any action brought in connection therewith, in obtaining or seeking to obtain a release therefrom, or in enforcing any of the agreements herein contained; (f) Rent during any period of Remedial Activities shall be in an amount as determined pursuant to Section 21.02 with respect to a holding over by Tenant; and (g) any action or omission or use of the Demised Properties by any subtenant. The foregoing indemnity shall apply to Tenant’s Use of Hazardous Materials irrespective of whether any of Tenant’s activities were or will be undertaken in accordance with Environmental Laws or other applicable Laws. This indemnity is intended to be operable under 42 U.S.C. 9607(e)(1). Tenant specifically agrees that it shall not sue or seek contribution from any Landlord Party in any matter relating to any Hazardous Material liability. All costs and expenses paid or incurred by Landlord for which Tenant is obligated to indemnify Landlord under this Section shall be paid promptly by Tenant to Landlord. This Section shall survive termination of this Lease.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Section 29.06 Without limiting the foregoing or anything contained in Article 8, Tenant acknowledges that Governmental Authorities have imposed, and from time to may impose, obligations affecting some or all of the Demised Properties, or operations thereon, in response to climate change issues, including energy efficiency mandates, water conservation mandates, restrictions on sales or use of certain fuels, mandates for alternative fuels, permitting obligations, restrictions on or a duty to inventory and report green house gas emissions, requirements to purchase carbon credits, construction, operational or other measures to mitigate risks of drought, fire, flood, rising sea levels, storm surge risks, so-called “extreme weather” risks and other legal obligations, whether adopted pursuant to Environmental Laws or other Laws. Tenant at its sole cost and expense shall ensure the Demised Properties, and operations thereon, comply with any such applicable Laws, permits, and requirements of all Governmental Authorities having jurisdiction over the relevant Demised Properties. Moreover, Tenant agrees that the cost or disruption to operations imposed by any such applicable Laws, permits, and requirements of all Governmental Authorities having jurisdiction over the relevant Demised Properties shall not excuse full performance of this Lease by Tenant.

ARTICLE 30 LANDLORD ASSIGNMENT

Section 30.01 This Lease shall be fully assignable by Landlord or its successors and assigns, in whole or in part, subject to the terms of Article 27 and this Article 30. In the event that from time to time Landlord desires to assign partially its interest in this Lease with respect to one or more of the Demised Properties (including to one or more Affiliates of Landlord), then (a) Landlord shall determine in its sole discretion, the Base Rent allocated to any Demised Properties covered by the partial assignment (the “Allocated Base Rent Amount”), (b) Landlord, at its cost and expense, shall prepare a landlord assignment lease agreement (or landlord assignment lease agreements, in Landlord’s discretion) in the form attached hereto as Exhibit E with respect to any such Demised Properties (each, a “Landlord Assignment Lease Agreement”); (c) upon the assignment by Landlord, this Lease shall be amended to exclude any such Demised Properties from this Lease, and the Base Rent hereunder shall be reduced by the Allocated Base Rent Amount; and (d) the Base Rent payable under the Landlord Assignment Lease Agreement (or Landlord Assignment Lease Agreements) shall equal the Allocated Base Rent Amount. In such event, Tenant shall execute any such new Landlord Assignment Lease Agreement within five (5) Business Days after delivery to Tenant of an execution version thereof. In addition, Tenant shall execute and deliver (or cause to be executed and delivered, as applicable) to Landlord any other instruments and documents requested by Landlord in connection with the assignment, including any commercially reasonable subordination, non-disturbance and attornment agreement that may be requested by Landlord’s assignee’s lenders. Without limiting the foregoing, Tenant agrees to cooperate reasonably with Landlord in connection with any such assignment. From and after the effective date of any such Landlord Assignment Lease Agreement, Landlord shall be automatically released (without need for any further agreement or other document) from any liability thereafter arising with respect to the Demised Properties covered thereby. In no event shall Landlord have any liability under any Landlord Assignment Lease Agreement. Without limiting the foregoing, (x) Tenant agrees that Landlord may agree in its sole discretion with any purchaser or assignee of any Demised Property covered by a Landlord Assignment Lease Agreement to provide (or have a Landlord’s Affiliate provide) asset management and/or act as servicer regarding such Demised Property; (y) Tenant acknowledges that any Landlord Assignment Lease Agreement may be, in Landlord’s sole discretion, a “master lease” agreement covering multiple Demised Properties (which Landlord Assignment Lease Agreement may include, in Landlord’s sole discretion, (i) language materially identical to that contained in Recital D and Section 30.03 of this Lease, even if such language does not appear in the form of Landlord Assignment Lease Agreement attached hereto as

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Exhibit E, and (ii) a provision regarding governing law and waiver of jury trial materially identical to Article 26 of this Lease in lieu of the language in Article 26 of the form of Landlord Lease Assignment Agreement attached hereto as Exhibit E); and (z) any Landlord assignee that is a Landlord’s Affiliate may, in its sole discretion, elect to conform the terms of such Landlord Assignment Lease Agreement (other than Base Rent) to this Lease, rather than to the form of Landlord Assignment Lease Agreement attached hereto as Exhibit E.

Section 30.02 Landlord and Tenant agree that this Lease constitutes a true lease and not a financing or other form of transaction (including for federal income tax purposes). In furtherance of the foregoing, Landlord and Tenant each irrevocably waives any claim or defense based upon the characterization of this Lease as anything other than a true lease and irrevocably waives any claim or defense that asserts that this Lease is anything other than a true lease. Landlord and Tenant covenant and agree that they will not assert that this Lease is anything but a true lease. Landlord and Tenant each stipulate and agree not to challenge the validity, enforceability or characterization of this Lease of the Demised Properties as a true lease and further stipulate and agree that nothing contained in this Lease creates or is intended to create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like. Landlord and Tenant each shall support the intent of the parties that the lease of the Demised Properties pursuant to this Lease is a true lease and does not create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like, if, and to the extent that, any challenge occurs. Tenant has discussed the characterization of this Lease with its independent auditors and Tenant believes that this Lease will be treated as an operating lease rather than a capital lease. Landlord shall have the sole right to claim all depreciation with respect to the Demised Properties. For the avoidance of doubt, Tenant shall be entitled to claim all depreciation with respect to any Tenant Equipment.

Section 30.03 Landlord and Tenant agree that this Lease constitutes a single and indivisible lease as to all of the Demised Properties collectively and shall not be subject to severance or division unless and to the extent, (i) pursuant to Section 30.01, Landlord elects to effect a partial assignment of this Lease, (ii) Tenant elects to exercise a PE Option pursuant to Section 2.02, or (iii) there shall occur a replacement of a Demised Property pursuant to Article 31. In furtherance of the foregoing, and except as may result from the amendment of this Lease to eliminate certain Demised Properties and reduce Base Rent in conjunction with the execution of Landlord Assignment Lease Agreements pursuant to the terms of Section 30.01, Landlord and Tenant each (a) waives any claim or defense based upon the characterization of this Lease as anything other than a master lease of all the Demised Properties and irrevocably waives any claim or defense that asserts that this Lease is anything other than a master lease, (b) covenants and agrees that it will not assert that this Lease is anything but a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Demised Properties, (c) stipulates and agrees not to challenge the validity, enforceability or characterization of this Lease of the Demised Properties as a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Demised Properties, and (iv) shall support the intent of the parties that this Lease is a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Demised Properties, if, and to the extent that, any challenge occurs. To the extent that legal, tax or title insurance requirements in consummating the purchase of the Demised Properties by Landlord or leasing the Demised Properties to Tenant, may require, or may have required, individual purchase price allocations (including allocations of values for individual state transfer tax purposes and title insurance coverage amounts) or individual rent

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

allocations (including allocations of rents in certain states for tax purposes), Landlord and Tenant agree that such individual allocations are solely to comply with legal, tax or title insurance requirements, and shall not be used or construed, directly or indirectly, to vary the intent of Landlord and Tenant that this Lease constitutes a single and indivisible lease of all the Demised Properties collectively and is not an aggregation of separate leases.

ARTICLE 31 REPLACEMENTS

In the event Tenant determines that any of the Demised Properties is no longer economically feasible, Tenant shall be permitted to request that such Demised Property be severed from the Demised Properties demised pursuant to the terms of this Lease and another property be substituted in its place. Tenant hereby acknowledges and agrees that it may only request that [***]1 Portfolio Properties per year under this Lease and the Other Leases be substituted and that an aggregate of not more than [***]1 Portfolio Properties under this Lease and the Other Leases be substituted over the Term of this Lease and the Other Leases, as the Term may be extended by one or more of the Renewal Terms under this Lease and the Other Lease, as applicable (provided, however, if Tenant’s request is revoked and Tenant pays all costs incurred by Landlord relating to such substitution request, then any such revoked request shall not count towards the foregoing limitation). In order to request any such substitution, Tenant shall submit a written request to Landlord, which request shall be accompanied with sufficient reasonable financial information demonstrating that the Demised Property in question is no longer economically feasible, which information shall include, with respect to such Demised Property, monthly profit and loss amounts for the twenty-four (24) month period prior to the date of the request and such other financial and business information as shall be reasonably requested by Landlord. In addition, Tenant shall identify one (1) proposed property for consideration by Landlord as the potential substitution for the Demised Property sought to be severed from this Lease. Each such substitute property proposed by Tenant shall be a convenience store with retail motor fuel sales and located within California, Nevada, Washington, Oregon or Colorado. Tenant shall provide Landlord with financial information regarding such proposed property, a current appraisal for such proposed property, together with such additional information as Landlord shall reasonably request in order for it to be provided with a full and complete understanding of the financial condition of the operations, physical condition and environmental condition of such proposed substitute property.

Upon receipt of Tenant’s request as set forth above in this Article 31, Landlord may elect one of the following options: (i) to sever the Demised Property that is no longer economically feasible from the Demised Properties demised pursuant to this Lease and accept the proposed substituted properties in its place without any adjustment in the Base Rent, (ii) to sever the Demised Property that is no longer economically feasible from the Demised Properties demised pursuant to this Lease and not accept the proposed substitute property in its place and to reduce the Base Rent by the amount equal to the product of the Demised Property FMV of such severed Demised Property multiplied by [***]1, or (iii) to require that Tenant purchase such Demised Property from Landlord at the Demised Property FMV of the Demised Property and to reduce the Base Rent by the amount equal to the product of the Demised Property FMV of such Demised Property multiplied by [***]1. Landlord agrees to notify Tenant of its election within 15 days after receiving all the information required to be delivered to Landlord by Tenant under this Article 31. Upon Landlord’s election as provided herein, then Landlord and Tenant shall promptly enter into an amendment of this Lease in order to document such agreement and revise Exhibit “A” accordingly, at the sole cost and expense (including without limitation Landlord’s reasonable

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

attorneys’ fees and expenses) of Tenant. Landlord agrees to use commercially reasonable efforts to obtain the release of any such Demised Properties from any mortgage, lien, charge, encumbrance or other financing device encumbering such Demised Properties as may be required by Landlord’s lender and consent from Landlord’s lender for such substitution. Notwithstanding anything to the contrary in this Article 31, Tenant shall have the right to revoke any request to sever a Demised Property by giving written notice to Landlord at any time prior to the mutual execution of an amendment of this Lease consummating such severance, provided that Tenant pays all costs incurred by Landlord relating to such request.

The “Demised Property FMV” shall mean the then fair market value of a Demised Property for use as then currently being used (as if the Demised Property is unencumbered and free and clear of the existence of this Lease). In order to determine the Demised Property FMV of each Demised Property to be severed from the Demised Properties and/or purchased by Tenant for purposes of clauses (ii) and (iii) above, as applicable, of this Article 31 the following shall apply:

(a) Not later than thirty (30) days after Landlord notifies Tenant that Landlord has elected to determine the Demised Property FMV of a Demised Property to be purchased by Tenant and/or severed from the Demised Properties, Landlord and Tenant shall each provide the other with the name of an independent real estate appraiser (“Landlord’s Consultant” and “Tenant’s Consultant”, as the case may be, and collectively, the “Consultants”), to act as Landlord’s representative and Tenant’s representative in order to determine the Demised Property-FMV of such Demised Property. Not later than thirty (30) days after the designation of Landlord’s Consultant and Tenant’s Consultant (each such consultant shall comply with the requirements of subsection (c) below), each such consultant shall determine the Demised Property FMV of each such Demised Property and shall circulate such determinations to the other party. If the Demised Property FMV determinations of the two consultants for any such Demised Property differ by ten percent (10%) or less, then the average of such determinations shall be the Demised Property FMV of such Demised Property. However, if the Demised Property FMV determinations of the two consultants for any such Demised Property differ by more than ten percent (10%), then Tenant’s Consultant and Landlord’s Consultant shall meet (in person or by telephone) to mutually agree upon the determination of the Demised Property FMV of such Demised Property within ten (10) days after such consultants circulate their determinations of the Demised Property FMV.

(b) If Landlord’s Consultant and Tenant’s Consultant shall be unable to reach such determination for such Demised Property within the time periods set forth in subsection (a) above, both of the Consultants shall each designate their final Demised Property FMV determinations for each such Demised Property, if they have changed from the initial determination, and shall jointly select a third independent real estate appraiser (“Third Consultant”), whose fee shall be borne by Tenant. In the event that Landlord’s Consultant and Tenant’s Consultant shall be unable to jointly agree on the designation of Third Consultant within five (5) days after they are requested to do so by either party, then the parties agree to allow the American Arbitration Association or any successor organization to designate Third Consultant in accordance with the rules, regulations and/or procedures of the American Arbitration Association or any successor organization then in effect.

(c) Third Consultant shall conduct such hearings and investigations as Third Consultant may deem appropriate and shall, within thirty (30) days after the date of designation of Third Consultant, prepare an independent determination of the value of the Demised Property being purchased and/or severed. The final Demised Property FMV determination of each such Demised Property shall be the average of the two valuations of Landlord’s Consultant, Tenant’s Consultant and Third Consultant which

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

are closest. Once determined, the Demised Property FMV determination shall be conclusive and binding upon Landlord and Tenant. Tenant shall pay all counsel fees and expenses, if any, in connection with any arbitration under this subsection, including the expenses and fees of any Consultant selected by it in accordance with the provisions hereof. Landlord’s Consultant, Tenant’s Consultant, Third Consultant and any other consultant appointed pursuant to this Article 31 shall be an independent real estate appraiser with at least ten years’ experience in leasing and valuation of properties which are similar in character to the Demised Properties, and an MAI member of the Appraisers Institute, and shall not have any personal or business relationship with either Landlord or Tenant which might be, or have the appearance of, a conflict of interest. Landlord’s Consultant, Tenant’s Consultant, and Third Consultant shall not have the power to add to, modify or change any of the provisions of this Lease.

ARTICLE 32 INTENTIONALLY OMITTED

ARTICLE 33 LANDLORD’S RIGHTS UNDER LEASE

Any and all rights of Landlord under this Lease shall inure to the benefit of Landlord’s successors and assigns, as well as Landlord’s Lenders and/or any Landlord’s Mortgagees and their respective successors and assigns as third party beneficiaries.

ARTICLE 34 [***]1.

ARTICLE 35 RECOGNITION AGREEMENT

Landlord and Tenant acknowledge and agree that Tenant’s leasehold interest in and to the Demised Properties under this Lease, in each case, is subject to a right of first refusal in favor of Phillips 66 Company (“PSX”) granted pursuant to one or more Master Branded Reseller Agreements and/or Branded Marketer Agreements between PSX and Tenant. In recognition of the rights of first refusal in favor of PSX, Landlord, Tenant and PSX have entered into that certain ROFR Recognition Agreement of even date herewith (“Recognition Agreement”) whereby, among other things, Landlord has agreed to recognize the rights of first refusal of PSX as and when PSX exercises a right of first refusal of Tenant’s leasehold interest as to a particular Demised Property in accordance with the terms of the Recognition Agreement. The Recognition Agreement is intended to run with the Demised Properties the same as if the terms of the Recognition Agreement were set forth in full in this Lease (until the Recognition Agreement is terminated in accordance with its terms), and any successor, assignee or transferee of Landlord’s interest in this Lease, including any partial assignment of this Lease effected under Section 30.01 of this Lease, shall be deemed to have knowledge of and to assume and take subject, as applicable, to the respective rights, duties and obligations of Landlord and PSX under the Recognition Agreement. This Article may not be amended without the express consent of PSX, and any attempted amendment without such consent shall be void. PSX shall be an express third party beneficiary of this Article and entitled to enforce the terms hereof.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

ARTICLE 36 INTERPRETATION; MISCELLANEOUS

Section 36.01 For purposes of this Lease, (a) the words “include”, “includes” and “including” shall be deemed to be followed by the words “without limitation” (unless already expressly followed by such phrase), and (b) the words “herein”, “hereof”, “hereby”, “hereto” and “hereunder” refer to this Lease as a whole. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Exhibits, and Schedules mean the Articles and Sections of, and the Exhibits and Schedules attached to, this Lease; (y) to a lease, instrument or other document means such lease, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Lease; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. The Schedules and Exhibits referred to herein shall be construed with and as an integral part of this Lease to the same extent as if they were set forth verbatim herein. Titles to Articles and headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Lease. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class. All references in this Lease to sums denominated in dollars or with the symbol “$” refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency. Where a provision of this Lease requires that that consent of a party shall not be unreasonably withheld, or that such consent is in such party’s reasonable discretion, such provision shall be deemed to require that such consent not be unreasonably withheld, conditioned, or delayed.

Section 36.02 This Lease may be executed in counterparts and shall be binding on all the parties hereto as if one document had been signed. The delivery of an executed copy of this Lease by facsimile transmission shall have the same force and effect as the delivery of the original, signed copy of this Lease. Time is of the essence of every provision of this Lease. Any provision of this Lease explicitly providing for the performance by Tenant of obligations upon or after the expiration or termination of this Lease shall survive any such expiration or termination. This Lease and the Exhibits attached hereto, all of which form a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Demised Properties, and there are no covenants, promises, agreements, conditions or understandings heretofore made, either oral or written, between them other than as herein set forth. No modification, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each party. The captions, section numbers, and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles nor in any way affect this Lease. Nothing contained in this Lease shall be construed to create the relationship of principal and agent, partnership, joint venture or any other relationship between the parties hereto other than the relationship of landlord and tenant. Except as explicitly set forth in this Lease, there shall be no third party beneficiaries of this Lease or any of the agreements contained herein. The failure of Landlord or Tenant to insist upon strict performance of any of the terms and conditions hereof shall not be deemed a waiver of any rights or remedies that party or any other such party may have, and shall not be deemed a waiver of any subsequent breach or default in any of such terms, covenants or conditions.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

ARTICLE 37 QUIET ENJOYMENT SUBJECT TO DILIGENCE MATTERS

From and after the Commencement Date until the expiration or termination of the Lease Term, and provided no Event of Default has occurred, Tenant shall have quiet enjoyment of the Demised Properties.

ARTICLE 38 NO MERGER OF TITLE

There shall be no merger of this Lease with any of the leasehold estates created hereunder or with any fee estate or other leasehold interest in any of the Demised Properties, whether by reason of the fact that the same Person may acquire, hold or own, directly or indirectly more than one or all of such legal interests in any Demised Property, unless and until: (a) under applicable Law such estates may be merged, and (b) all Persons having any leasehold interest or fee estate in any of the Demised Properties, or any part thereof sought to be merged, shall enter into a written agreement effecting such a merger under applicable Law and shall duly record same; provided, however, no such merger shall occur unless in each instance Landlord and any Landlord’s Lender shall be a party to such agreement.

ARTICLE 39 BROKERS

Landlord and Tenant each (a) represents to the other party that such representing party has dealt with no broker or brokers in connection with the negotiation, execution and delivery of this Lease and (b) agrees to indemnify, defend, protect (with counsel selected by the indemnified party, subject to the approval of the indemnifying party (unless the indemnifying party is the Tenant and an Event of Default has occurred)) and hold such other party free and harmless of, from and against any and all Losses arising from (including all brokerage commissions and/or finder’s fees due or alleged to be due as a result of) any agreement or purported agreement made by such indemnifying party.

ARTICLE 40 CALIFORNIA PROVISIONS

Section 40.01 Effect of Waivers. Each of Landlord and Tenant hereby waives the benefits of California Civil Code Section 1542, which provides as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Section 40.02 Eminent Domain. The provisions of this Lease, including those in Article 12, constitute an express agreement between Landlord and Tenant that applies in the event there is any taking of any part of the Demised Property for any public or quasi-public use under any statute or by right of eminent domain or by purchase in lieu thereof (collectively, “Condemnation”). Tenant and Landlord each hereby waives all rights it may have under California Code of Civil Procedure Section 1265.130, or otherwise, to terminate this Lease based on a total or partial Condemnation.

Section 40.03 Damage and Destruction. The provisions of this Lease, including those in Article 11, constitute an express agreement between Landlord and Tenant that applies in the event that any Demised Property or any part thereof shall be damaged or destroyed by fire or other casualty of any kind or nature. Landlord and Tenant, each therefore, fully waives the provisions of any statute or regulation, including California Civil Code Sections 1932(2) and 1933(4), relating to any rights or obligations concerning any such fire or other casualty.

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Section 40.04 Notices. When this Lease requires service of a notice, that notice shall replace rather than supplement any equivalent or similar statutory notice, including any notices required by California Code of Civil Procedure Section 1161 or any similar or successor statute. When a statute requires service of a notice in a particular manner, service of that notice (or a similar notice required by this Lease) in the manner required by Article 17 shall replace and satisfy the statutory service-of-notice procedures, including those required by California Code of Civil Procedure Section 1162 or any similar or successor statute.

Section 40.05 Certified Access Specialist Inspection. Tenant acknowledges that the Demised Properties have not undergone an inspection by a Certified Access Specialist (CASp) and Landlord has no knowledge whether or not the Premises meet all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq.

Section 40.06 Remedies. It is intended that Landlord shall have the remedy described in California Civil Code Section 1951.4, which provides that, when a tenant has the right to sublet or assign, the landlord may continue the lease in effect after the tenant’s breach and abandonment and recover rent as it becomes due. Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may enforce all of Landlord’s rights and remedies under this Lease, including the right to recover all rent as it becomes due.

[SIGNATURES FOLLOW ON NEXT PAGE]

MASTER LAND AND BUILDING LEASE

(Pool 2)

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties have executed this Lease to be effective as of the date first above written.

LANDLORD:

GTY-PACIFIC LEASING, LLC, a Delaware limited liability company

By:	/s/ Kevin C. Shea Name: Kevin C. Shea Its: Executive Vice President

[signatures continue on following page]

Signature Page

MASTER LAND AND BUILDING LEASE

(Pool 2)

TENANT: APRO, LLC, a Delaware limited liability company

By:	/s/ Joseph Juliano Name: Joseph Juliano Its: President, Chief Executive Officer

Signature Page

MASTER LAND AND BUILDING LEASE

(Pool 2)

SCHEDULE 1

DEFINED TERMS

The following capitalized terms used in this Lease have the following meanings.

“AAA” means the American Arbitration Association or any successor thereto.

“Additional Rent” means any and all fees, expenses, taxes and charges of every kind and nature arising in connection with or relating to the Demised Properties (other than Base Rent), including (i) any and all taxes (including Real Estate Taxes), fees, utility service charges, insurance premiums, and other costs, and any amounts owed by Tenant under any indemnity to Landlord hereunder, including as set forth in Article 9 and Article 29; (ii) all fees and penalties that may accrue on any amounts due from Tenant hereunder if Tenant fails to pay such amounts in a timely manner; (iii) all other Losses that Landlord may suffer or incur in enforcing this Lease (whether or not any formal action is brought by Landlord against Tenant) or in otherwise taking actions permitted under this Lease following a Default (as hereinafter defined) by Tenant (including making Repairs (as hereinafter defined) and fulfilling other obligations of Tenant as provided in Article 7, and purchasing insurance required to be maintained by Tenant under this Lease, as provided in Article 10), or as a result of, arising out of, or in connection with any notice, request or other action by Tenant, whether or not expressly permitted by the terms of this Lease; (iv) any and all other sums that may become due, or costs and expenses that may be incurred by Landlord, by reason of any Default or Event of Default under this Lease, including any additional fees and costs, or any increased interest rate or other charges imposed by any Landlord’s Lender by reason of such Default or Event of Default (whether or not such Default or Event of Default is a default under any agreements with any Landlord’s Lender); and (v) any and all costs of maintaining, repairing and restoring the Demised Properties. In addition, “Additional Rent” includes any rent or other income received by Tenant from any subtenant of any Demised Property to the extent applicable to periods after the expiration or termination of this Lease as to such Demised Property.

“Administrative Agent” means Wells Fargo, in its capacity as Administrative Agent under the Credit Facility, or any successor or assign thereof, specifically succeeding to the interest of Wells Fargo as Administrative Agent or lead lender thereunder, and shall also mean the agent for the lenders under any Credit Facility that refunds or refinances the Credit Facility entered into by Tenant on or about the date hereof.

“Affiliate” means in relation to any Person, any other Person: (i) directly or indirectly controlling, controlled by, or under common control with, the first Person; (ii) directly or indirectly owning or holding five percent or more of any equity interest in the first Person; or (iii) five percent or more of whose voting stock or other equity interest is directly or indirectly owned or held by the first Person. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”) means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Without limiting the foregoing, the Affiliates of any Person that is an entity shall include all natural persons who are officers, agents, directors, members, partners, or employees of the entity Person.

“Allocated Base Rent Amount” is defined in Section 30.01.

“Alteration Information” is defined in Article 6.

MASTER LAND AND BUILDING LEASE
(Pool 2)

SCHEDULE 1-1

“Alterations” is defined in Article 6.

“Applicable UST Purchase Price” has the meaning set forth in Section 20.07 for use in that Section.

“Base Date” is defined in Section 3.02(a).

“Base Rent” is defined in Section 3.02(b).

“Building Equipment” is defined in the Recitals to this Lease.

“Business Day” means any day excluding (i) Saturday, (ii) Sunday, (iii) any day that is a legal holiday under the Laws of the State of New York or the State of California, and (iv) any day on which banking institutions located in the State of New York or the State of California are generally not open for the conduct of regular business.

“Consultants” has the meaning set forth in Article 31 for use in that Article.

“Credit Facility” means the credit facilities provided under the “Loan Documents” as defined in that certain Credit Agreement, dated on or about the Commencement Date, by and among Tenant and United Transportation Co LLC, a Delaware limited liability company, collectively, as “Borrowers”, Wells Fargo, as “Administrative Agent”, “Swing Line Lender” and “L/C Issuer”, Wells Fargo Securities, LLC, as “Sole Lead Arranger” and “Sole Book Runner”, and the other lenders party thereto, and any amendments, supplements, modifications, extensions, replacements, renewals, restatements, refundings or refinancings thereof.

“Credit Facility Documents” means any and all documents entered into in connection with the Credit Facility, as amended, restated, supplemented or otherwise modified from time to time, in accordance with the terms thereof.

“Commencement Date” is defined in the first paragraph of this Lease.

“Current Demised Properties” has the meaning set forth in Section 3.02 for use in that Section.

“CPI” means the Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average for All Items (1982-84=100), published by the Bureau of Labor Statistics of the U.S. Department of Labor. If the CPI is not published for any month during the Lease Term, Landlord, in its reasonable discretion, shall substitute a comparable index published by the Bureau of Labor Statistics of the U.S. Department of Labor. If such an index is not published by the Bureau of Labor Statistics, Landlord, in its reasonable discretion, shall select a comparable index published by a nationally recognized responsible financial periodical.

“De Minimis Amounts” means, with respect to any given level of Hazardous Materials, that level or quantity of Hazardous Materials in any form or combination of forms, the use, storage or release of which does not constitute a violation of, or require regulation, remediation, reporting or monitoring under, any Environmental Laws and is customarily employed in the ordinary course of, or associated with, similar businesses located in the states in which the relevant Demised Property is located.

“Default” is defined in Section 15.01.

“Demised Properties” is defined in the Recitals to this Lease.

MASTER LAND AND BUILDING LEASE
(Pool 2)

SCHEDULE 1-2

“Demised Property FMV” has the meaning set forth in Article 31 for use in that Article.

“Diligence Matters” is defined in Article 5.

“Eligibility Requirements” has the meaning set forth in Section 23.02 for use in that Section.

“Environmental Claims” is defined in Section 29.04.

“Environmental Conditions” means the conditions of Environmental Media and the conditions of any part of the Demised Properties, including building or structural materials, that affect or may affect Environmental Media.

“Environmental Laws” means any federal, state or local law, statute, ordinance, permit condition, regulation or written policy pertaining to public or worker health or safety, natural resources, climate change, or the regulation protection of the indoor or outdoor environment, the regulation or reporting of Hazardous Materials, including the following: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq. as amended (“CERCLA”), the Solid Waste Disposal Act, 42 U.S.C. 6901 et seq. as amended (“RCRA”), the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, as amended, 33 U.S.C. 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 USC 7401 et seq.; the National Environmental Policy Act of 1970, as amended, 42 USC 4321 et seq.; the Rivers and Harbors Act of 1899, as amended, 33 USC 401 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq. the Endangered Species Act of 1973, as amended, 16 U.S.C. 1531, et seq.; the Occupational Safety and Health Act of 1970, as amended 29 U.S.C. 651, et seq.; the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq. as amended, and all regulations, published governmental policies, and administrative or judicial orders promulgated under or implementing or enforcing said laws; (ii) all state or local laws which implement the foregoing federal laws or which pertain to public health and safety, occupational health and safety, natural resources or environmental protection, all as amended from time to time, and all regulations, published governmental policies, and administrative or judicial orders promulgated under the foregoing laws; (iii) all federal and state common law, including the common law of public or private nuisance, trespass, negligence or strict liability, where such common law pertains to public health and safety, occupational health and safety, natural resources, environmental protection, the public trust doctrine, or the use and enjoyment of property, and all judicial orders promulgated under said laws; and (iv) all comparable local laws and comparable laws of other jurisdictions.

“Environmental Media” means soil, fill material, or other geologic materials at all depths, groundwater at all depths, surface water including storm water and sewerage, indoor and outdoor air, and all living organisms, including all animals and plants, whether such Environmental Media are located on or off the Demised Properties.

“ERISA” means the Employee Retirement Income Security Act of 1974, and all rules and regulations promulgated thereunder.

“Estoppel Certificate” is defined in Article 24.

“Event of Default” is defined in Section 15.01.

MASTER LAND AND BUILDING LEASE
(Pool 2)

SCHEDULE 1-3

“Extension Notice” is defined in Section 2.02(a).

“First Option Period” is defined in Section 2.02(a).

“GAAP” means generally accepted accounting principles as in effect in the United States of America from time to time.

“Governmental Authority” means (i) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (ii) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, or (iii) any court, administrative tribunal or public utility.

“Hazardous Materials” means any ignitable, reactive, explosive, corrosive, carcinogenic, mutagenic, toxic or radioactive material, whether virgin material, secondary material, by-product, waste or recycled material, defined, regulated or designated as a contaminant, pollutant, hazardous or toxic substance, material, waste, contaminant or pollutant under any Environmental Laws or any other federal, state or local law, statute, regulation, ordinance, or governmental policy presently in effect or as amended or promulgated in the future, and shall specifically include: (i) those materials included within the definitions of “hazardous substances,” “extremely hazardous substances,” “hazardous materials,” “toxic substances” “toxic pollutants,” “hazardous air pollutants” “toxic air contaminants,” “solid waste,” “hazardous waste,” “pollutants,” contaminants,” “greenhouse gasses” or similar categories under any Environmental Laws; (ii) those materials that create liability under common law theories of public or private nuisance, negligence, trespass or strict liability; and (iii) specifically including any material, waste or substance that contains: (A) petroleum or petroleum derivatives byproducts, including crude oil and any fraction thereof and waste oil; (B) asbestos; (C) polychlorinated biphenyls; (D) formaldehyde; and (E) radon. If not already defined as a Hazardous Material under any of the foregoing terms, mold and fungi of any type or concentration shall be deemed a Hazardous Material hereunder if present in any Improvements under such conditions or circumstance as to represent blight or any unsanitary condition or that impairs the use of any Improvements or portion thereof for its intended uses. Hazardous Materials may be man-made or naturally occurring.

“Improvements” is defined in the Recitals to this Lease.

“Initial Adjustment Dates” is defined in Section 3.02(a).

“Initial Base Rent Escalation” is defined in Section 3.02(a).

“Land” is defined in the Recitals to this Lease.

“Landlord” is defined in the first paragraph of this Lease.

“Landlord Assignment Lease Agreement” is defined in Section 30.01.

“Landlord Award Amount” means the amount of the award actually received by Landlord for any taking of any portion of any Demised Property, less any and all costs and expenses incurred by Landlord in connection with such taking (including any and all costs and expenses incurred by Landlord in connection with obtaining such award).

MASTER LAND AND BUILDING LEASE

(Pool 2)

SCHEDULE 1-4

“Landlord Parties” means, collectively, (i) Landlord, Landlord’s Lenders and any Landlord’s Mortgagee, and (ii) any successors or assigns of any of Landlord, Landlord’s Lenders, or any Landlord’s Mortgagee.

“Landlord’s Consultant” has the meaning set forth in Article 31 for use in that Article.

“Landlord’s Lenders” means any persons or entities providing financing to Landlord.

“Landlord’s Mortgagee” means any Persons holding a mortgage, deed of trust, deed to secure debt or similar instrument encumbering Landlord’s interest in the Demised Properties or portion thereof (whether or not any such Person is also a Landlord’s Lender).

“Late Fee” is defined in Section 15.03.

“Law” means all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes, directives, orders, or written policies issued pursuant thereto, and published administrative or judicial precedents.

“Lease” is defined in the first paragraph of this agreement.

“Lease Term” is defined in Section 2.01(a).

“Leasehold Mortgage” means any leasehold deed of trust, mortgage, deed to secure debt, assignment of leases and rents, assignment, security agreement, or other security document securing financing from a lender of Tenant and encumbering Tenant’s leasehold interest in any Demised Property.

“Liens” means liens, security interests, charges and encumbrances.

“Losses” means all losses, claims, demands, actions, causes of action, settlements, obligations, duties, indebtedness, debts, controversies, remedies, choses in action, liabilities, costs, penalties, fines, damages, injuries, judgments, forfeitures, or expenses (including reasonable attorneys’, consultant, testing and investigation and expert fees and court costs), whether known or unknown, liquidated or unliquidated, or direct or indirect.

“Minor Project” means a non-structural minor maintenance or repair project and/or “cosmetic refresh” project involving only painting, carpeting, floor covering and installation of moveable replacement Tenant Equipment, unless in either case governmental permits are required or the costs exceed, in the aggregate, for any affected Demised Property, $100,000.00.

“Option Period” is defined in Section 2.02(a).

“Original Lease Term” is defined in Section 2.01(a).

“Other Leases” means, collectively, (i) that certain Master Land and Building Lease (Pool __) dated as of the date hereof by and between Landlord and Tenant, and (ii) that certain Master Land and Building Lease (Pool __) dated as of the date hereof by and between Landlord and Tenant.

“Other Lease Event of Default” means an “Event of Default” (as defined in each Other Lease) under any Other Lease.

MASTER LAND AND BUILDING LEASE

(Pool 2)

SCHEDULE 1-5

“Other Lease Extension Notices” means, collectively, the “Extension Notice” (as defined in each Other Lease) under the Other Leases.

“Other Lease First Option Periods” means, collectively, the “First Option Period” (as defined in each Other Lease) under the Other Leases.

“Other Lease First PE Option Extension Properties” means those Portfolio Properties listed on each and every “Extension Notice” (as defined in each Other Lease) given pursuant to the Other Leases that Tenant desires be subject to an extension pursuant to Section 2.02(c) of each Other Lease.

“Other Lease Second Option Periods” means, collectively, the “Second Option Period” (as defined in each Other Lease) under each of the Other Leases.

“Other Lease Second PE Option Extension Properties” means those Portfolio Properties listed on each and every “Extension Notice” (as defined in each Other Lease) given pursuant to the Other Leases that Tenant desires be subject to an extension pursuant to Section 2.02(e) of each Other Lease.

“Other Lease Third Option Periods” means, collectively, the “Third Option Period” (as defined in each Other Lease) under each of the Other Leases.

“Other Lease Third PE Option Extension Properties” means those Portfolio Properties listed on each and every “Extension Notice” (as defined in each Other Lease) given pursuant to the Other Leases that Tenant desires be subject to an extension pursuant to Section 2.02(g) of each Other Lease.

“Other Parties” is defined in Section 29.02.

“PE First Option” is defined in Section 2.02(c).

“PE First Option Extension Properties” is defined in Section 2.02(c).

“PE First Option Period” is defined in Section 2.02(c).

“PE Option” is defined in Section 3.02(a).

“PE Option Base Rent” is defined in Section 3.02(a).

“PE Option Extension Properties” is defined in Section 3.02(a).

“PE Option Period” is defined in Section 3.02(a).

“PE Second Option” is defined in Section 2.02(e).

“PE Second Option Extension Properties” is defined in Section 2.02(e).

“PE Second Option Period” is defined in Section 2.02(e).

“PE Third Option” is defined in Section 2.02(g).

“PE Third Option Extension Properties” is defined in Section 2.02(g).

MASTER LAND AND BUILDING LEASE

(Pool 2)

SCHEDULE 1-6

“PE Third Option Period” is defined in Section 2.02(g).

“Permitted Uses” means such other retail use as Tenant may determine in Tenant’s reasonable business judgment, provided that such use: (a) does not violate any applicable law, ordinance or regulation (including, but not limited to, those relating to environmental, zoning and land use matters); (b) does not violate matters of record or restrictions affecting the Demised Property (which, if created by Landlord during the Lease Term, were consented to by Tenant); (c) does not conflict with any other agreement to which Landlord is bound where such conflict would have a materially adverse effect on Landlord; (d) would not have a material adverse effect on the value of the Demised Property and (e) would not result in or give rise to any material environmental deterioration or degradation of the Demised Property. Notwithstanding the foregoing, in no event may the Demised Property be used as a factory, processing or rendering plant, waste transfer, treatment, storage or disposal facility, massage parlor, peep show store, head shop store, topless or strip club, adult book or video store (which shall mean a store which primarily sells or offers for sale sexually explicit printed materials, audio or video tapes, or sexual devices), or flea market.

“Person” means an individual, corporation, partnership, joint venture, association, joint-stock company, trust, estate, limited liability company, non-incorporated organization or association, or any other entity, any Government Authority or any agency or political subdivision thereof.

“Petition” means a petition in bankruptcy (including any such petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief) under the Bankruptcy Code of the United States of America, or under any other present or future federal or state statute, law or regulation of similar intent or application.

“Portfolio Properties” means collectively, each Demised Property together with each “Demised Property” as defined in the Other Lease.

“Real Estate Taxes” means (i) all taxes and general and special assessments and other impositions in lieu thereof, or as a supplement thereto and any other tax measured by the value of real property and assessed on a uniform basis against the owners of real property, including any substitution in whole or in part therefor due to a future change in the method of taxation, and, except as otherwise provided in this Lease, including any increase in any of the foregoing resulting from any sale, exchange, mortgage, encumbrance, or other disposition by Landlord, in each case assessed against, or allocable or attributable to, any of the Demised Properties and accruing during or prior to the Lease Term, and (ii) except as otherwise provided in this Lease, all transfer taxes imposed in connection with this Lease.

“Reassessment” is defined in Section 3.03(c).

“Release” means any active or passive spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into any Environmental Media. For the purposes of this Lease, “Release” also includes any threatened Release.

“Remedial Activities” means any investigation, work plan preparation removal, repair, cleanup, abatement, remediation, monitored natural attenuation, natural resource damage assessment and restoration, closure, post-closure, detoxification or remedial activity of any kind whatsoever necessary to address Environmental Conditions.

“Rent” means Base Rent plus Additional Rent.

MASTER LAND AND BUILDING LEASE

(Pool 2)

SCHEDULE 1-7

“Repairs” means all replacements, renewals, alterations, additions and betterments necessary for Tenant to properly maintain each Demised Property in good order, repair and condition, safe and fit for its permitted use under this Lease.

“Restoration Work” is defined in Section 11.01.

“Review Period” is defined in Article 34.

“Second Option Period” is defined in Section 2.02(a).

“SNDA” is defined in Section 23.01.

“Subleases” is defined in Section 22.05.

“Tenant” is defined in the first paragraph of this Lease.

“Tenant Equipment” is defined in the Recitals to this Lease.

“Tenant’s Consultant” has the meaning set forth in Article 31 for use in that Article.

“Tenant’s Lender” means any lender of Tenant that holds a Leasehold Mortgage.

“Third Consultant” has the meaning set forth in Article 31 for use in that Article.

“Third Option Period” is defined in Section 2.02(a).

“Use” means the receipt, handling, generation, storage, treatment, recycling, disposal, transfer, transportation, introduction, or incorporation into, on, about, under or from the Demised Properties.

“USTs” means, collectively, all underground storage tanks and associated vent and fill ports and piping located on the Demised Properties.

“Wells Fargo” means Wells Fargo Bank, National Association, a national banking association.

MASTER LAND AND BUILDING LEASE

(Pool 2)

SCHEDULE 1-8

SCHEDULE 2

BASE RENT ALLOCATED AMOUNTS/ADJUSTMENT AMOUNTS

ID	Address	City	ST	ZIP	Allocated Base Rent/Adjustment Amount
270	314 SW Main Street	Wilbur	WA	99185	[***	][1]
560	500 George Washington Way	Richland	WA	99352	[***	][1]
1297	4170 PORTLAND RD NE	Salem	OR	97303	[***	][1]
1740	43502 MONROE ST	Indio	CA	92201	[***	][1]
2470	5235 Delridge Way, SW	Seattle	WA	98106	[***	][1]
2840	12807 Des Moines Way S	Seattle	WA	98168	[***	][1]
5191	449 HEGENBERGER RD	Oakland	CA	94621	[***	][1]
5428	133 S AUBURN ST	Grass Valley	CA	95945	[***	][1]
5436	3031 P ST	Sacramento	CA	95816	[***	][1]
5442	7022 SANTA TERESA BLVD	San Jose	CA	95139	[***	][1]
5443	15199 WASHINGTON AVE	San Leandro	CA	94579	[***	][1]
5446	1403 COUNTRY CLUB BLVD	Stockton	CA	95204	[***	][1]
5447	1469 E HAMMER LN	Stockton	CA	95209	[***	][1]
5466	5095 COMMERCIAL ST SE	Salem	OR	97306	[***	][1]
5478	2724 84TH AVE NE	Bellevue	WA	98004	[***	][1]
5483	2535 S 320TH ST	Federal Way	WA	98003	[***	][1]
5502	14980 N KELSEY ST	Monroe	WA	98272	[***	][1]
5503	10504 CANYON RD E	Puyallup	WA	98371	[***	][1]
5504	15202 Meridian Ave E	Puyallup	WA	98373	[***	][1]
5508	2022 S PUGET DR	Renton	WA	98055	[***	][1]
5519	3480 FAIR OAKS BLVD	Sacramento	CA	95852	[***	][1]

MASTER LAND AND BUILDING LEASE

(Pool 2)

SCHEDULE 2-1

5522	10023 OLD FRONTIER RD NW	Silverdale	WA	98383	[***][1]
5574	17506 MERIDIAN ST EAST	Puyallup	WA	98373	[***][1]
5736	2252 S ARCHIBALD AVE	Ontario	CA	91761	[***][1]
6150	624 E. 5th Street	Hawthorne	NV	89415	[***][1]
6536	12780 COLORADO BLVD	Thornton	CO	80214	[***][1]
				Total	[***][1]

MASTER LAND AND BUILDING LEASE

(Pool 2)

SCHEDULE 2-2

SCHEDULE 13.03

INFORMATION OF EXISTING USTs

MASTER LAND AND BUILDING LEASE

(Pool 2)

SCHEDULE 13.03-1

SCHEDULE 22.05

SUBLEASES

270	Lease effective 1/1/2013 between Convenience Retailers LLC and BK Corporation

Propane Lease Addendum effective 1/1/2013 between Convenience Retailers LLC and BK Corporation

Petroleum Products Commission Agreement effective 1/1/2013 between Convenience Retailers LLC and BK Corporation

560	Lease effective 2/16/2009 between Petrosun Fuel, Inc, and RRIA Corporation

Petroleum Products Commission Agreement effective 2/16/2009 between Petrosun Fuel, Inc, and RRIA Corporation

Propane Lease Addendum effective 10/7/2009 between Petrosun Fuel, Inc, and RRIA Corporation

2470	Fee Operating Agreement effective 9/6/2014 between Convenience Retailers LLC and Trimurti, LLC

Petroleum Products Commission Agreement effective 9/6/2014 between Convenience Retailers LLC and Trimurti, LLC

2840	Lease effective 4/13/2012 between Convenience Retailers LLC and Canji Sons, Inc.

Petroleum Products Commission Agreement effective 4/13/2012 between Convenience Retailers LLC and Canji Sons, Inc.

5447	Billboard Lease effective 10/22/2001 between Tosco Operating Company, Inc. and Viacom Outdoor Group

5504	Lease and Operating Contract effective 10/26/1994 between Tosco Corporation and The Southland Corporation

Lease dated March 18,1 996, by and between Tosco Northwest Company, as Lessor, and Joe Plummer and James Murphy, d/b/a the Propane Connection, as Lessee

Amendment to lease dated March 23, 1996, by and between Lessor and Lessee

5736	Self-Service Banking Facility Lease effective 3/26/2009 between Convenience Retailers LLC and Bank of America, N.A.

6150	Lease effective 9/4/2008 between Convenience Retailers LLC and Arshan Fuels Inc.

Petroleum Products Commission Agreement effective 9/4/2008 between Convenience Retailers LLC and Arshan Fuels Inc.

MASTER LAND AND BUILDING LEASE

(Pool 2)

SCHEDULE 25.05-1

EXHIBIT A

LOCATION/ADDRESS/LEGAL DESCRIPTION OF DEMISED PROPERTIES

[See Attached]

MASTER LAND AND BUILDING LEASE

(Pool 2)

EXHIBIT A

ID	Address	City	ST	ZIP
270	314 SW Main Street	Wilbur	WA	99185
560	500 George Washington Way	Richland	WA	99352
1297	4170 PORTLAND RD NE	Salem	OR	97303
1740	43502 MONROE ST	Indio	CA	92201
2470	5235 Delridge Way, SW	Seattle	WA	98106
2840	12807 Des Moines Way S	Seattle	WA	98168
5191	449 HEGENBERGER RD	Oakland	CA	94621
5428	133 S AUBURN ST	Grass Valley	CA	95945
5436	3031 P ST	Sacramento	CA	95816
5442	7022 SANTA TERESA BLVD	San Jose	CA	95139
5443	15199 WASHINGTON AVE	San Leandro	CA	94579
5446	1403 COUNTRY CLUB BLVD	Stockton	CA	95204
5447	1469 E HAMMER LN	Stockton	CA	95209
5466	5095 COMMERCIAL ST SE	Salem	OR	97306
5478	2724 84TH AVE NE	Bellevue	WA	98004
5483	2535 S 320TH ST	Federal Way	WA	98003
5502	14980 N KELSEY ST	Monroe	WA	98272
5503	10504 CANYON RD E	Puyallup	WA	98371
5504	15202 Meridian Ave E	Puyallup	WA	98373
5508	2022 S PUGET DR	Renton	WA	98055
5519	3480 FAIR OAKS BLVD	Sacramento	CA	95852
5522	10023 OLD FRONTIER RD NW	Silverdale	WA	98383
5574	17506 MERIDIAN ST EAST	Puyallup	WA	98373
5736	2252 S ARCHIBALD AVE	Ontario	CA	91761
6150	624 E. 5th Street	Hawthorne	NV	89415
6536	12780 COLORADO BLVD	Thornton	CO	80214

The land referred to herein is described as follows:

[***]1

1. [***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

EXHIBIT B

FORM OF SNDA

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (“Agreement”) is entered into as of [            ], 20[        ] (the “Effective Date”) by and among [            ] (together with any other holder of the Loan (defined below) and their respective successors and assigns, the “Mortgagee”), [            ], a [            ] (hereinafter, the “Tenant”) and [            ], a [            ] (the “Landlord”).

RECITALS

A. Landlord owns fee simple title in the real property described in Exhibit “A” attached hereto (the “Property”).

B. Mortgagee has made or intends to make a loan to Landlord (the “Loan”).

C. To secure the Loan, Landlord has or will encumber the Property by entering into a mortgage or deed of trust in favor of Mortgagee (as amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time, the “Mortgage”) to be recorded in land records.

D. Pursuant to the Lease dated [            ], (the “Lease”) between Landlord and Tenant, Landlord leased to Tenant a portion of the Property, as said portion is more particularly described in the Lease (the “Leased Premises”).

E. [A Memorandum of Lease and Right of First Offer dated             by and between Tenant and Landlord regarding the Lease is [to be] recorded [herewith] with the             County Registry of Deeds in Book             , Page             .]

F. Tenant and Mortgagee desire to agree upon the relative priorities of their interests in the Property and their rights and obligations if certain events occur.

NOW, THEREFORE, for good and sufficient consideration, Tenant and Mortgagee agree:

1.	Definitions. The following terms shall have the following meanings for purposes of this agreement.

a. Foreclosure Event. A “Foreclosure Event” means: (i) foreclosure under the Mortgage; (ii) any other exercise by Mortgagee of rights and remedies (whether under the Mortgage or under applicable law, including bankruptcy law) as holder of the Loan and/or the Mortgage, as a result of which Mortgagee becomes owner of the Property; or (iii) delivery by Landlord to Mortgagee (or its designee or nominee) of a deed or other conveyance of Landlord’s interest in the Property in lieu of any of the foregoing.

b. Former Landlord. A “Former Landlord” means Landlord and any other party that was landlord under the Lease at any time before the occurrence of any attornment under this Agreement.

MASTER LAND AND BUILDING LEASE

(Pool 2)

EXHIBIT B

c. Offset Right. An “Offset Right” means any right or alleged right of Tenant to any offset, defense (other than one arising from actual payment and performance, which payment and performance would bind a Successor Landlord pursuant to this Agreement), claim, counterclaim, reduction, deduction, or abatement against Tenant’s payment of Rent or performance of Tenant’s other obligations under the Lease, arising (whether under the Lease or under applicable law) from Landlord’s breach or default under the Lease.

d. Rent. The “Rent” means any fixed rent, base rent or additional rent under the Lease.

e. Successor Landlord. A “Successor Landlord” means any party that becomes owner of the Property as the result of a Foreclosure Event.

f. Termination Right. A “Termination Right” means any right of Tenant to cancel or terminate the Lease or to claim a partial or total eviction arising (whether under the Lease or under applicable law) from Landlord’s breach or default under the Lease.

g. Other Capitalized Terms. If any capitalized term is used in this Agreement and no separate definition is contained in this Agreement, then such term shall have the same respective definition as set forth in the Lease.

2. Subordination. Subject to the provisions hereof, the Lease, as the same may hereafter be modified, amended or extended, shall be, and shall at all times remain, subject and subordinate to the lien of the Mortgage (but not to the terms thereof), and all advances made under the Mortgage. Notwithstanding the foregoing, Mortgagee may elect, in its sole and absolute discretion, to subordinate the lien of the Mortgage to the Lease.

3. Nondisturbance, Recognition and Attornment.

a. No Exercise of Mortgage Remedies Against Tenant. So long as the Tenant is not in default under the Lease beyond any applicable grace or cure periods with respect to a default that would allow Landlord, pursuant to the Lease, to terminate same (an “Event of Default”), Mortgagee (i) shall not terminate or disturb Tenant’s possession of the Leased Premises or rights under the Lease, except in accordance with the terms of the Lease and (ii) shall not name or join Tenant as a defendant in any exercise of Mortgagee’s rights and remedies arising upon a default under the Mortgage unless applicable law requires Tenant to be made a party thereto as a condition to proceeding against Landlord or prosecuting such rights and remedies. In the latter case, Mortgagee may join Tenant as a defendant in such action only for such purpose and not to terminate the Lease or otherwise adversely affect Tenant’s rights under the Lease or this Agreement in such action.

b. Recognition and Attornment. Upon Successor Landlord taking title to the Property (i) Successor Landlord shall be bound to Tenant under all the terms and conditions of the Lease (except as provided in this Agreement); (ii) Tenant shall recognize and attorn to Successor Landlord as Tenant’s direct landlord under the Lease as affected by this Agreement; and (iii) the Lease shall continue in full force and effect as a direct lease, in accordance with its terms (except as provided in this Agreement), between Successor Landlord and Tenant. Tenant hereby acknowledges that pursuant to the Mortgage and assignment of rents, leases and profits, Landlord has granted to the Mortgagee an absolute, present assignment of the Lease and Rents which provides that Tenant continue making payments of Rents and other amounts owed by Tenant under the Lease to the Landlord and to recognize the rights of Landlord under the Lease until notified otherwise in writing by the Mortgagee. After receipt of such notice from Mortgagee, the Tenant shall thereafter make all such payments directly to the Mortgagee or as the Mortgagee may otherwise direct, without any further inquiry on the part of the Tenant. Landlord

MASTER LAND AND BUILDING LEASE

(Pool 2)

EXHIBIT B

specifically agrees that Tenant may conclusively rely upon any written notice Tenant receives from Mortgagee notwithstanding any claim by Landlord contesting the validity of any term or condition of such notice, including, but not limited to, any default claimed by Mortgagee, and that Landlord shall not make any claim of any kind whatsoever against Tenant or Tenant’s leasehold interest with respect to any amounts paid to Mortgagee by Tenant or any acts performed by Tenant pursuant to such written notice and such amounts paid to Mortgagee shall be credited to amounts due under the Lease as if such amounts were paid directly to Landlord.

c. Further Documentation. The provisions of this Article 3 shall be effective and self-operative without any need for Successor Landlord or Tenant to execute any further documents. Tenant and Successor Landlord shall, however, confirm the provisions of this Article 3 in writing upon request by either of them within thirty (30) days of such request.

4. Protection of Successor Landlord. Notwithstanding anything to the contrary in the Lease or the Mortgage, Successor Landlord shall not be liable for or bound by any of the following matters:

a. Claims Against Former Landlord. Any Offset Right that Tenant may have against any Former Landlord, unless (i) such Offset Right arises after the date Mortgagee encumbers the Property with the Mortgage and (ii) Tenant shall have given written notice to Mortgagee of such Offset Right promptly upon Tenant’s actual knowledge of the occurrence of the event(s) giving rise to such Offset Right. The foregoing shall not limit either (x) Tenant’s right to exercise against Successor Landlord any Offset Right otherwise available to Tenant because of events occurring after the date of a Foreclosure Event or because of events occurring on or before the date of a Foreclosure Event, notice of which shall have been given to Mortgagee, or (y) Successor Landlord’s obligation to correct any conditions that existed as of the date of a Foreclosure Event that violate Successor Landlord’s obligations as landlord under the Lease.

b. Prepayments. Any payment of Rent that Tenant may have made to Former Landlord more than thirty (30) days before the date such Rent was first due and payable under the Lease with respect to any period after the date of a Foreclosure Event and Tenant’s receipt of notice of such Foreclosure Event other than, and only to the extent that, the Lease expressly required such a prepayment or such payment was delivered to Mortgagee or Successor Landlord.

c. Security Deposit; Representations and Warranties. Any obligation (i) with respect to any security deposited with Former Landlord, unless such security was actually delivered to Mortgagee or Successor Landlord; or (ii) arising from a breach by Former Landlord of representations and warranties contained in the Lease; or (iii) without in any way superseding subsection (a) above, to pay Tenant any sum(s) accrued prior to Successor Landlord becoming owner of the Property and owed to Tenant by Former Landlord, unless actually paid over to Successor Landlord.

d. Modification, Amendment or Waiver. Any modification or amendment of the Lease, or any waiver of the terms of the Lease, made without Mortgagee’s written consent (which consent shall not be unreasonably withheld, conditioned or delayed), excepting, however, commercially reasonable non-material amendments or modifications of the Lease (for the avoidance of doubt, such non-material modifications do not include any changes in the rights of any “Lender” as such term is defined in the Lease, reductions in rent, reductions in length of term, imposition of material obligations on Landlord or material reductions of the obligations of Tenant under the Lease) which are the result of good faith, arm’s length negotiations between Landlord and Tenant and of which Mortgagee receives prompt notice together with a copy of such amendment.

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EXHIBIT B

e. Surrender, Etc. Any consensual or negotiated surrender, cancellation, or termination of the Lease, in whole or in part, agreed upon between Landlord and Tenant, unless effected unilaterally by Tenant pursuant to the express terms of the Lease.

f. Construction Obligations. Successor Landlord shall not be bound by any provision in the Lease which obligates Landlord to erect or complete any building or to make any improvements to the Property, but shall be subject to any offset or termination rights Tenant may have on account of Landlord’s failure to erect or complete any improvements to the Property.

5. Exculpation of Successor Landlord. Notwithstanding anything to the contrary in this Agreement or the Lease, Successor Landlord’s obligations and liability under the Lease shall never extend beyond Successor landlord’s (or its successors’ or assigns’) interest, if any, in the Property from time to time, including without limitation insurance and condemnation proceeds, security deposits, escrows, Successor Landlord’s interest in the Lease, and the proceeds from any sale, lease or other disposition of the Property (or any portion thereof) by Successor Landlord (collectively, the “Successor Landlord’s Interest”). Tenant shall look exclusively to Successor Landlord’s Interest (or that of its successors and assigns) for payment or discharge of any obligations of Successor Landlord under the Lease as affected by this Agreement. If Tenant obtains any money judgment against Successor Landlord with respect to the Lease or the relationship between Successor Landlord and Tenant, then Tenant shall look solely to Successor Landlord’s Interest (or that of its successors and assigns) to collect such judgment. Tenant shall not collect or attempt to collect any such judgment out of any other assets of Successor Landlord. Nothing set forth in this paragraph shall be construed to limit Tenant’s equitable remedies, including specific performance and injunctive relief.

6. Casualty and Condemnation. Mortgagee agrees that, notwithstanding any provision of the Mortgage or any instrument secured by the Mortgage, any insurance proceeds and any condemnation awards which may be received by any party hereto and which relate to the Property shall be used or disbursed in accordance with the terms of the Lease.

7. Mortgagee’s Right to Cure. Notwithstanding anything to the contrary in the Lease or this Agreement, before exercising any Offset Right or Termination Right:

a. Notice to Mortgagee. Tenant shall provide Mortgagee with notice of the breach or default by Landlord giving rise to same (the “Default Notice”) and, thereafter, the opportunity to cure such breach or default as provided for below.

b. Mortgagee’s Cure Period. After Mortgagee receives a Default Notice, Mortgagee shall have a period of thirty (30) days under the Lease in which to cure the breach or default by Landlord. Mortgagee shall have no obligation to cure (and, without limiting anything contained in Section 4(a) above, shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Mortgagee agrees or undertakes otherwise in writing. In addition, as to any breach or default by Landlord the cure of which requires possession and control of the Property, if Mortgagee undertakes such cure or causes such cure to be commenced by a receiver within the period permitted by this paragraph, and so long as Mortgagee continues to or causes a receiver to diligently and in good faith cure such breach or default, Mortgagee’s cure period shall continue for such additional time (but in any event not to exceed 90 days in the aggregate) as Mortgagee may reasonably require to either (i) obtain possession and control of the Property with due diligence and thereafter cure the breach or default with reasonable diligence and continuity; or (ii) obtain the appointment of a receiver and give such receiver a reasonable period of time in which to cure the default. Nothing set forth in this paragraph shall limit Tenant’s offset rights or rights to cure a breach or default and receive any reimbursement to which it is entitled under the Lease.

MASTER LAND AND BUILDING LEASE

(Pool 2)

EXHIBIT B

8. Miscellaneous.

a. Notices. Any notice or request given or demand made under this Agreement by one party to the other shall be in writing, and may be given or be served by hand delivered personal service, or by depositing the same with a reliable overnight courier service or by deposit in the United States mail, postpaid, registered or certified mail, and addressed to the party to be notified, with return receipt requested or by telefax transmission, with the original machine- generated transmit confirmation report as evidence of transmission. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) days after it is so deposited; however, delivery by overnight courier service shall be deemed effective on the next succeeding business day after it is so deposited and notice by personal service or telefax transmission shall be deemed effective when delivered to its addressee or within two (2) hours after its transmission unless given after 3:00 p.m. on a business day, in which case it shall be deemed effective at 9:00 a.m. on the next business day. For purposes of notice, the addresses and telefax number of the parties shall, until changed as herein provided, be as follows:

If to the Mortgagee, at:

and

If to the Tenant, at:

and:

b. Successors and Assigns. This Agreement shall bind and benefit the parties, their successors and assigns, any Successor Landlord, and its successors and assigns. If Mortgagee assigns the Mortgage, then upon delivery to Tenant of written notice thereof accompanied by the assignee’s written assumption of all obligations under this Agreement, all liability of the assignor shall terminate.

c. Entire Agreement. This Agreement constitutes the entire agreement between Mortgagee and Tenant regarding the subordination of the Lease to the Mortgage and the rights and obligations of Tenant and Mortgagee as to the subject matter of this Agreement.

d. Interaction with Lease and with Mortgage. If this Agreement conflicts with the Lease, then this Agreement shall govern as between the parties and any Successor Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of nondisturbance agreements by the holder of, the Mortgage.

e. Mortgagee’s Rights and Obligations. Except as expressly provided for in this Agreement, Mortgagee shall have no obligations to Tenant with respect to the Lease. If a Foreclosure Event occurs, then all rights and unaccrued obligations of Mortgagee under this Agreement shall terminate, without thereby affecting in any way the rights and obligations of Successor Landlord provided for in this Agreement or under the Lease.

f. Interpretation; Governing Law. The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the State of New York, excluding such State’s principles of conflict of laws.

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EXHIBIT B

g. Amendments. This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the party to be charged.

h. Due Authorization. Tenant represents to Mortgagee that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions. Mortgagee represents to Tenant that it has full authority to enter into this Agreement, which has been duly authorized by all necessary actions.

i. Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

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MASTER LAND AND BUILDING LEASE

(Pool 2)

EXHIBIT B

IN WITNESS WHEREOF, the Mortgagee, Tenant and Landlord have caused this Agreement to be executed as of the date first above written.

MORTGAGEE:

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EXHIBIT B

TENANT:

MASTER LAND AND BUILDING LEASE

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EXHIBIT B

LANDLORD:

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EXHIBIT B

MORTGAGEE’S ACKNOWLEDGMENT

STATE OF                             )

                                                 ) ss.

COUNTY OF                         )

On the             day of             in the year             before me, the undersigned, a Notary Public in and for said state, personally appeared                         , proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Signature of Notary Public

MASTER LAND AND BUILDING LEASE

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EXHIBIT B

TENANT’S ACKNOWLEDGMENT

STATE OF                             )

                                                 ) ss.

COUNTY OF                         )

On the             day of             in the year             before me, the undersigned, a Notary Public in and for said state, personally appeared                             , proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Signature of Notary Public

MASTER LAND AND BUILDING LEASE

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EXHIBIT B

LANDLORD’S ACKNOWLEDGMENT

STATE OF                             )

                                                 ) ss.

COUNTY OF                         )

On the             day of             in the year             before me, the undersigned, a Notary Public in and for said state, personally appeared                             , proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Signature of Notary Public

MASTER LAND AND BUILDING LEASE

(Pool 2)

EXHIBIT B

LIST OF EXHIBITS

If any exhibit is not attached hereto at the time of execution of this Agreement, it may thereafter be attached by written agreement of the parties, evidenced by initialing said exhibit.

Exhibit “A” - Legal Description of the Land

MASTER LAND AND BUILDING LEASE

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EXHIBIT B

EXHIBIT C

FORM OF TENANT’S ESTOPPEL CERTIFICATE

The undersigned,                                                          , whose  address is                                                      represents and certifies as follows:

1. The undersigned is the tenant (“Tenant”) under that certain Master Land and Building Lease dated                     with                     as Landlord (the “Lease”), covering the properties described therein (collectively the “Demised Properties”), a true and correct copy of which (together with all amendments thereof) is attached hereto as Exhibit A. [Tenant understands that                             (“Secured Party”) intends to enter into financing arrangements with Landlord, as borrower, to be secured, among other things, by certain mortgages, deeds of trust and assignments of leases and rents, as amended, covering the Demised Properties.]

2. The Lease constitutes the only agreement, promise, understanding or commitment (either written or oral) Tenant has with respect to the Demised Properties and any right of occupancy or use thereof (except as set forth on Schedule 22.05 of the Lease).

3. The Lease is in full force and effect and has not been assigned, subleased, supplemented, modified or amended, in whole or in part, except as follows:

4. Tenant has not given Landlord any notice of termination under the Lease.

5. Tenant took possession of the Demised Properties on or about                     ,             , and commenced paying rent on or about                     ,             . Tenant presently occupies the Demised Properties, is open for business and operating at all of the Demised Properties, and is paying rent on a current basis. No rent has been paid by Tenant in advance except for the monthly rental that becomes due on                                              , and no deposits, including security deposits and prepayments of rent, have been made in connection with the Lease. Tenant agrees not to pay rent more than one (1) month in advance unless otherwise specified in the Lease.

6. The monthly base rental is the sum of                             Dollars ($                     ). Landlord has not agreed to reimburse Tenant for or to pay Tenant’s rent obligation under any other lease

7. The Lease term commenced on             , expires on                     , and there are no options to renew except: two 5-year options and one 4-year and 11-month option.

8. Tenant is not in default of any of its obligations under the Lease, nor have there occurred any events that with the passage of time or giving of notice or both, will result in any such default. To the best knowledge of Tenant, there are no defaults under the Lease by Landlord, nor have any events occurred that with the passage of time or giving of notice or both, will result in any such default. To the best of Tenant’s knowledge and belief, Tenant does not presently have (nor with the passage of time or giving of notice or both will have) any offset, charge, lien, claim, termination right or defense under the Lease.

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EXHIBIT C

9. Tenant has no right of first offer, right of first refusal, or option to purchase, with respect to all or any portion of any Demised Properties, except as set forth in Article 34 of the Lease.

10. Tenant is aware that third parties[, including Secured Party,] intend to rely upon this Certificate and the statements set forth herein and that the statements and facts set forth above shall be binding on Tenant.

11. Tenant is not entitled to any concession or rebate of rent or other charges from time to time due and payable under the Lease, and there are no unpaid or unreimbursed construction allowances or other offsets due Tenant under the Lease.

12. To the best of Tenant’s knowledge and belief, there are no rental, lease or similar commissions payable with respect to the Lease.

13. Any notices to be provided hereunder shall be provided pursuant to the notice provisions of the Lease.

14. Tenant and the persons executing this Certificate on behalf of Tenant have the power and authority to execute and deliver this Certificate, thereby binding Tenant.

IN WITNESS WHEREOF, Tenant has executed this Certificate this             day of                             , 20    .

“TENANT”

a

By:
Name:
Title:

MASTER LAND AND BUILDING LEASE

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EXHIBIT C

EXHIBIT D

FORM OF MEMORANDUM OF LEASE

(Above space reserved for recorder and recording information)

This instrument prepared by and
after recording return to:

Sidley Austin LLP 555 West Fifth Street, Suite 4000 Los Angeles, CA 90013-1010 Attention: Marc I. Hayutin, Esq.

MEMORANDUM OF LEASE AND RIGHT OF FIRST OFFER

This Memorandum of Lease and Right of First Offer is made and entered into as of                     ,             ,             by and between                     , a                     (“Landlord”), and                     , a             , whose address is                     (“Tenant”), who agree as follows:

1. Terms and Premises. Pursuant to a certain Master Land and Building Lease (the “Lease”) dated on or about the date hereof entered into between Landlord and Tenant, Landlord has leased to Tenant and Tenant has leased from Landlord that certain real property, together with all the improvements thereon and appurtenances thereunto belonging (the “Premises”), more particularly described on Exhibit “A” attached hereto and incorporated herein, for a term of [            ] ([    ]) YEARS from                     ,                     , expiring on                     ,                     . Tenant has two (2) 5-year options and one (1) 4-year and 11-month option to extend the term of the Lease, all as more particularly set forth in the Lease. Tenant has a right of first offer to purchase the Premises, as more particularly set forth in the Lease.

2. Subordination Provisions. Tenant’s rights under the Lease shall at all times be subject and subordinate to any fee mortgages and/or trust deeds now or hereafter filed against the Premises and to the rights of any Landlord’s Mortgagee thereunder and as otherwise set forth in Article 23 of the Lease.

3. Recognition Agreement. Tenant’s leasehold interest in and to the Premises and other Demised Properties under the Lease, in each case, is subject to a right of first refusal in favor of Phillips 66 Company (“PSX”) granted pursuant to one or more Master Branded Reseller Agreements and/or Branded Marketer Agreements between PSX and Tenant. In recognition of the rights of first refusal in favor of PSX, Landlord, Tenant and PSX have entered into that certain ROFR Recognition Agreement of even

MASTER LAND AND BUILDING LEASE

(Pool 2)

EXHIBIT D

date herewith (“Recognition Agreement”) whereby, among other things, Landlord has agreed to recognize the rights of first refusal of PSX as and when PSX exercises a right of first refusal in Tenant’s leasehold interest as to a particular Demised Property in accordance with the terms of the Recognition Agreement. The Recognition Agreement is intended to run with the Demised Properties the same as if the terms of the Recognition Agreement were set forth in full in the Lease (until the Recognition Agreement is terminated in accordance with its terms), and any successor, assignee or transferee of Landlord’s interest in the Lease, including any partial assignment of the Lease effected under Section 30.01 of the Lease, shall be deemed to have knowledge of and to assume and take subject to, as applicable, to the respective rights, duties and obligations of Landlord and PSX under the Recognition Agreement.

4. Purpose of Memorandum of Lease. This Memorandum of Lease is executed and recorded to give public notice of the Lease between the parties and all terms and conditions of the Lease are incorporated by reference into this Memorandum and this Memorandum of Lease does not modify the provisions of the Lease. If there are any conflicts between the Lease and this Memorandum of Lease, the provisions of the Lease shall prevail. The rights and obligations set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Any term not defined herein shall have the meaning as set forth in the Lease.

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MASTER LAND AND BUILDING LEASE

(Pool 2)

EXHIBIT D

LANDLORD:	TENANT:

, a	, a

By:	By:

Date:	Date:

Signed, sealed, and delivered this day of , in the presence of:	Signed, sealed, and delivered this day of , in the presence of:
Witness	Witness

Notary Public, County of ,	Notary Public, County of ,

State of	State of

My commission expires:	My commission expires:

(Notary Seal)	(Notary Seal)

[SIGNATURES CONTINUE ON NEXT PAGE]

MASTER LAND AND BUILDING LEASE

(Pool 2)

EXHIBIT D

EXHIBIT “A”

MASTER LAND AND BUILDING LEASE

(Pool 2)

EXHIBIT D

EXHIBIT E

FORM OF LANDLORD ASSIGNMENT LEASE AGREEMENT

(Parties to agree upon form)

MASTER LAND AND BUILDING LEASE

(Pool 2)

EXHIBIT E